File No. 33-73244

As filed with the Securities and Exchange Commission on November 8, 1995


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X

         Pre-Effective Amendment No. ___


         Post-Effective Amendment No. 8                                X


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X


         Amendment No. 10                                              X


                       TEMPLETON GLOBAL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

     700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (813) 823-8712


                            Thomas M. Mistele, Esq.
                        Templeton Global Investors, Inc.
                             500 East Broward Blvd.
                           Fort Lauderdale, FL 33394


                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         X immediately upon filing pursuant to paragraph (b) on pursuant to paragraph (b) 60 days after filing pursuant to paragraph
                  (a) 75 days  after  filing  pursuant  to  paragraph  (a)(2) on
                  (date) pursuant to paragraph (a) of Rule 485

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

         Registrant has elected to register an indefinite number of shares of beneficial interest, $0.01 par value per share, pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 with respect to its fiscal year ended March 31, 1995 on May 26, 1995.

                       TEMPLETON GLOBAL INVESTMENT TRUST
                             CROSS-REFERENCE SHEET

This Post-Effective Amendment No. 8 to the Registration Statement (File No. 33-73244) on Form N-1A for Templeton Global Investment Trust incorporates by reference the prospectus for Templeton Growth and Income Fund, Templeton Global Infrastructure Fund and Templeton Americas Government Securities Fund which was contained in Templeton Global Investment Trust's Post-Effective Amendment No. 7, which was filed on July 7, 1995.


                        Part A - Templeton Region Funds



1                                           Cover Page

2                                           Expense Table

3                                           Financial Highlights

4                                           General Description;
                                            Investment Techniques

5                                           Management of the Fund

5A                                          Not Applicable

6                                           General Information

7                                           How to Buy Shares of the Fund

8                                           How to Sell Shares of the Fund

9                                           Not Applicable



                                     Part B

10                                          Cover Page

11                                          Table of Contents

12                                          General Information and
                                              History

13                                          Investment Objectives and
                                              Policies

14                                          Management of the Trust

15                                          Principal Shareholders

16                                          Investment Management and
                                              Other Services

17                                          Brokerage Allocation

18                                          Description of Shares; Part A

19                                          Purchase, Redemption and
                                              Pricing of Shares

20                                          Tax Status

21                                          Principal Underwriter

22                                          Performance Information

23                                          Financial Statements

                          SUPPLEMENT TO THE PROSPECTUS

                          Prospectus Dated May 8, 1995
                   (as previously amended August 31, 1995 and
                        supplemented October 2, 1995 and
                               November 1, 1995)

                             Templeton Region Funds

The prospectus is hereby supplemented by adding the following section after the section entitled "EXPENSE TABLE":

                              FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)


                                            TEMPLETON GREATER EUROPEAN FUND                   TEMPLETON LATIN AMERICA FUND

                                               Class I               Class II                Class I             Class II
                                            May 8, 1995            May 8, 1995             May 8, 1995            May 8, 1995
                                          (commencement of       (commencement of        (commencement of       (commencement of
                                           operations) to         operations) to          operations) to         operations) to
                                         September 30, 1995     September 30, 1995      September 30, 1995     September 30, 1995
                                             (unaudited)            (unaudited)            (unaudited)             (unaudited)
Net asset value, beginning of period             $10.00                 $10.00                  $10.00                 $10.00
Income from investment operations:
    Net investment income                           .06                    .08                     .06                    .05
    Net realized and unrealized loss               (.18)                  (.22)                    .16                    .14
Total from investment operations                   (.12)                  (.14)                    .22                    .19

Change in net asset value                          (.12)                  (.14)                     .22                    .19
Net asset value, end of period                    $9.88                  $9.86                   $10.22                 $10.19

TOTAL RETURN*                                     (1.20)%                (1.40)%                   2.20%                  1.90%

RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000)                   $2,946                 $1,136                  $3,308                   $871
Ratio of expenses to average net assets             4.58% **               5.23% **                4.98% **               5.63% **
Ratio of expenses, net of reimbursement,
to average net assets                               1.85% **               2.50% **                2.35% **               3.00% **
Ratio of net investment income to average
net assets                                          3.22% **               2.77% **                2.63% **               1.99% **


*Total Return does not reflect sales commissions.  Not annualized.
**Annualized.





NOVEMBER 8, 1995                                          TLGIT STKR 11/95

TEMPLETON                                             PROSPECTUS -- MAY 8, 1995
REGION FUNDS

                                                AS AMENDED AUGUST 31, 1995
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INVESTMENT     The Templeton Region Funds are the Templeton Greater European
OBJECTIVES     Fund ("Greater European Fund") and the Templeton Latin America
AND POLICIES   Fund ("Latin America Fund") (each a "Fund" and collectively the "Funds"), which are separate series of Templeton Global
               Investment Trust (the "Trust"), an open-end management investment company.
               GREATER EUROPEAN FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in Greater Europe (Western, Central and Eastern
               Europe and Russia).
               LATIN AMERICA FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities and debt obligations of issuers in Latin American countries.
               INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN
               CONSIDERATIONS WHICH ARE NOT NORMALLY INVOLVED IN INVESTMENT
               IN SECURITIES OF U.S. COMPANIES, AND AN INVESTMENT IN THE
               FUNDS MAY BE CONSIDERED SPECULATIVE. EACH FUND MAY INVEST
               WITHOUT LIMIT IN EMERGING MARKET COUNTRIES, BORROW MONEY FOR
               INVESTMENT PURPOSES, AND MAY INVEST UP TO 15% OF ITS ASSETS IN
               ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN
               RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND
               INCREASED FUND EXPENSES. SEE "RISK FACTORS." INVESTORS SHOULD
               CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING.

-------------------------------------------------------------------------------

PURCHASE OF    Please complete and return the Shareholder Application. If you
SHARES         need assistance in completing this form, please call our
               Shareholder Services Department. Each Fund offers two classes to its investors: Greater European Fund--Class I ("Class I"),
               Greater European Fund--Class II ("Class II"), Latin America
               Fund--Class I ("Class I") and Latin America Fund--Class II
               ("Class II"). Investors can choose between Class I Shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II Shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and distribution fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "How to Buy Shares of the Funds--
               Differences Between Class I and Class II." The minimum initial investment is $100 ($25 minimum for subsequent investments).

-------------------------------------------------------------------------------

PROSPECTUS     This Prospectus sets forth concisely information about the
INFORMATION    Funds that a prospective investor ought to know before
               investing. Investors are advised to read and retain this Prospectus for future reference. A Statement of Additional
               Information ("SAI") dated July 10, 1995, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in its entirety by reference in and made a part of this Prospectus. The SAI is available without charge upon request to Franklin Templeton Distributors, Inc., P. O. Box
               33030, St. Petersburg, Florida 33733-8030 or by calling the
               Fund Information Department.

-------------------------------------------------------------------------------

FUND INFORMATION DEPARTMENT -- 1-800/DIAL BEN

-------------------------------------------------------------------------------
TEMPLETON "STAR" SERVICE (24 hours, seven days a week access to current prices, shareholder account balances/values, last transaction and duplicate account statements) -- 1-800-654-0123

-------------------------------------------------------------------------------
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                            Page
                                            ----
EXPENSE TABLE.............................    3
GENERAL DESCRIPTION.......................    4
INVESTMENT OBJECTIVES AND
 POLICIES.................................    5
Greater European Fund.....................    5
Latin America Fund........................    5
Information Regarding Both Funds..........    5
Brady Bonds...............................    6
INVESTMENT TECHNIQUES.....................    7
Temporary Investments.....................    7
Borrowing.................................    8
Loans of Portfolio Securities.............    8
Options on Securities or Indices..........    8
Forward Foreign Currency Contracts and
 Options on Foreign Currencies............    8
Futures Contracts.........................    9
Repurchase Agreements.....................    9
Depositary Receipts.......................    9
Illiquid and Restricted Securities........   10
Structured Investments....................   10
Investment Companies......................   11
RISK FACTORS..............................   11
Foreign Currency Exchange.................   11
Foreign Investments.......................   11
High-Risk Debt Securities.................   12
Leverage..................................   13
Futures Contracts and Related Options.....   13
HOW TO BUY SHARES OF THE
 FUNDS....................................   13

                                            Page
                                            ----
Differences Between Class I and
 Class II.................................   13
Deciding Which Class to Purchase..........   14
Offering Price--Class I...................   14
Offering Price--Class II..................   16
Net Asset Value Purchases (Both
 Classes).................................   17
Description of Special Net Asset Value
 Purchases................................   18
Additional Dealer Compensation (Both
 Classes).................................   18
Purchasing Class I and Class II Shares....   19
Automatic Investment Plan.................   19
Institutional Accounts....................   20
Account Statements........................   20
Templeton STAR Service....................   20
Retirement Plans..........................   20
Net Asset Value...........................   20
EXCHANGE PRIVILEGE........................   21
Exchanges of Class I Shares...............   22
Exchanges of Class II Shares..............   22
Transfers.................................   23
Conversion Rights.........................   23
Exchanges by Timing Accounts..............   23
HOW TO SELL SHARES OF THE
 FUNDS....................................   23
Reinstatement Privilege...................   25
Systematic Withdrawal Plan................   26

                                            Page
                                            ----
Redemptions by Telephone..................   26
Contingent Deferred Sales Charge..........   27
TELEPHONE TRANSACTIONS....................   27
Verification Procedures...................   28
Restricted Accounts.......................   28
General...................................   28
MANAGEMENT OF THE FUNDS...................   28
Investment Manager........................   28
Business Manager..........................   30
Transfer Agent............................   30
Custodian.................................   30
Plans of Distribution.....................   30
Brokerage Commissions.....................   31
GENERAL INFORMATION.......................   31
Description of Shares/Share Certificates..   31
Voting Rights.............................   31
Meetings of Shareholders..................   31
Dividends and Distributions...............   32
Federal Tax Information...................   32
Inquiries.................................   32
Performance Information...................   33
Statements and Reports....................   33
WITHHOLDING INFORMATION...................   34
CORPORATE RESOLUTION......................   35
AUTHORIZATION AGREEMENT...................   36
THE FRANKLIN TEMPLETON GROUP..............   37

                                 EXPENSE TABLE

  The purpose of this table is to assist an investor in understanding the various costs and expenses that a Shareholder will bear directly or indirectly in connection with an investment in the Funds. The figures are estimates of the Funds' expenses for the current fiscal year, restated to reflect current sales charges and Rule 12b-1 fees for each class.

                                  GREATER EUROPEAN FUND           LATIN AMERICA FUND
                                  --------------------------      -----------------------
                                   CLASS I        CLASS II        CLASS I       CLASS II
                                  ----------     -----------      ---------     ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 Offering Price)................         5.75%          1.00%/1/        5.75%         1.00%/1/
Deferred Sales Charge...........         None/2/        1.00%/3/        None/2/       1.00%/3/
Exchange Fee (per transaction)..   $     5.00/4/  $     5.00/4/    $    5.00/4/  $    5.00/4/
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets)
Management Fees (after expense
 reimbursement).................         0.00%          0.00%           0.00%         0.00%
Rule 12b-1 Fees/5/..............          .35%          1.00%/4/         .35%         1.00%
Other Expenses (audit, legal,
 business management, transfer
 agent and custodian) (after
 expense reimbursement).........         1.50%          1.50%           2.00%         2.00%
Total Fund Operating Expenses
 (after expense reimbursement)..         1.85%          2.50%           2.35%         3.00%

-------

/1/ Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause Shareholders to pay more for Class II Shares than for Class I Shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees for each class, it is estimated that this would take less than six years for Shareholders who maintain total Shares valued at less than $50,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the cross-over point more quickly. (See "How to Buy Shares of the Funds.")

/2/ Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month following such investments. See "How to Sell Shares of the Funds--Contingent Deferred Sales Charge."
/3/ Class II Shares redeemed within a "contingency period" of 18 months of the calendar month following such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Funds--Contingent Deferred Sales Charge."
/4/ $5.00 fee imposed only on Timing Accounts as described under "Exchange
    Privilege." All other exchanges are processed without a fee.
/5/ Annual Rule 12b-1 fees may not exceed 0.35% of each Fund's average net assets attributable to Class I Shares and 1% of each Fund's average net assets attributable to Class II Shares. Consistent with the National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term Shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

  Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Funds. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. The information in this table does not reflect the charge of up to $15 per transaction if a Shareholder requests that redemption proceeds be sent by express mail or wired to a commercial bank account. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

  The Funds' investment manager, Templeton Galbraith & Hansberger Ltd. (the "Investment Manager"), has voluntarily agreed to reduce its investment management fee to the extent necessary to limit total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to the following percentages of each Fund's average daily net assets: 1.85% for Class I and 2.50% for Class II of Greater European Fund; and 2.35% for Class I and 3.00% for Class II of Latin America Fund, in each case until December 31, 1995. If such fee reduction is insufficient to so limit each Fund's total expenses, the Funds' Business Manager, Templeton Global Investors, Inc., has voluntarily agreed to reduce its fee and, to the extent necessary, assume other Fund expenses, so as to so limit each Fund's total expenses. If this policy were not in effect, the Funds' "Other Expenses" would be 1.90% for both classes of Greater European Fund and 2.10% for both classes of Latin America Fund and the "Total Fund Operating Expenses" would be 3.00% for Class I and 3.65% for Class II of Greater European Fund, and 3.70% for Class I and 4.35% for Class II of Latin America Fund. In this case, you would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each time period: Greater European Fund--$86 for one year and $145 for three years for Class I; $56 for one year and $121 for three years for Class II; and Latin America Fund--$93 for one year and $164 for three years for Class I; $63 for one year and $140 for three years for Class II. As long as this temporary expense limitation continues, it may lower each Fund's expenses and increase its total return. After December 31, 1995, the expense limitation may be terminated or revised at any time, at which time each Fund's expenses may increase and its total return may be reduced, depending on the total assets of the Fund.

EXAMPLE

  As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Funds over various time periods assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period.

                                                          ONE YEAR THREE YEARS
                                                          -------- -----------
Greater European Fund
  Class I................................................   $68       $105
  Class II...............................................   $45       $ 87
Latin America Fund
  Class I................................................   $73       $120
  Class II...............................................   $50       $102
You would pay the following expenses on the same invest-
 ment in Class II Shares,
 assuming no redemption.
  Greater European Fund, Class II........................   $35       $ 87
  Latin America Fund, Class II...........................   $40       $102

  For the purpose of this example, it is assumed that a contingent deferred sales charge will not apply to Class I Shares.

  THIS EXAMPLE IS BASED ON THE ESTIMATED ANNUAL OPERATING EXPENSES, INCLUDING FEES SET BY CONTRACT, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Funds and only indirectly by Shareholders as a result of their investment in the Funds. In addition, federal securities regulations require the example to assume an annual return of 5%, but each Fund's actual return may be more or less than 5%.

                              GENERAL DESCRIPTION

  Templeton Global Investment Trust (the "Trust") was organized as a business trust under the laws of Delaware on December 21, 1993 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. In addition to the Funds, both of which are diversified funds, the Trust has three series of shares: Templeton Americas Government Securities Fund, a non-diversified fund, and Templeton Growth and Income Fund and Templeton Global

Infrastructure Fund, both diversified funds. Prospectuses for Templeton Americas Government Securities Fund, Templeton Growth and Income Fund and Templeton Global Infrastructure Fund are available upon request and without charge from the Principal Underwriter. Each Fund has two classes of shares of beneficial interest with a par value of $.01: Greater European Fund--Class I, Greater European Fund--Class II, Latin America Fund--Class I and Latin America Fund--Class II.

  Shares of the Funds may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public Offering Price. The current public Offering Price of the Class I Shares is equal to the net asset value (see "How to Buy Shares of the Funds--Net Asset Value"), plus a variable sales charge not exceeding 5.75% of the Offering Price depending upon the amount invested. The current public Offering Price of the Class II Shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. (See "How to Buy Shares of the Funds.")

                      INVESTMENT OBJECTIVES AND POLICIES

  GREATER EUROPEAN FUND has as its investment objective long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (as defined below) of Greater European Companies. As used in this Prospectus, the term "Greater European Company" means a company (i) that is organized under the laws of, or with a principal office and domicile in, a country in Greater Europe, (ii) for which the principal equity securities trading market is in Greater Europe, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Greater Europe or that has at least 50% of its assets situated in Greater Europe. As used in this Prospectus, the term "Greater Europe" means Western, Central and Eastern Europe (including Ukraine, Belarus, Latvia, Lithuania and Estonia) and Russia. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of Greater European Companies. The balance of the Fund's assets will be invested in (i) debt securities (as defined below) issued by Greater European Companies or issued or guaranteed by Greater European government entities, (ii) equity securities and debt obligations of issuers outside Greater Europe, and (iii) short-term and medium-term debt securities of the type described below under "Investment Techniques--Temporary Investments."

  LATIN AMERICA FUND has as its investment objective long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers in the following Latin American countries: Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay, and Venezuela. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and debt securities of issuers in the countries named above. The balance of the Fund's assets will be invested in
(i) equity securities and debt obligations of companies and government entities of countries other than those named above, and (ii) short-term and medium-term debt securities of the type described below under "Investment Techniques--Temporary Investments."

  INFORMATION REGARDING BOTH FUNDS. Each Fund's investment objective and the investment restrictions set forth under "Investment Objectives and Policies-- Investment Restrictions" in the SAI are fundamental and may not be changed without Shareholder approval. All other investment policies and practices described in this Prospectus are not fundamental, and may be changed by the Board of Trustees without Shareholder approval. There can be no assurance that either Fund's investment objective will be achieved.

  As used in this Prospectus, "equity securities" refers to common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). For capital appreciation, Greater European Fund may invest up to 25% of its total assets, and Latin America Fund may invest without limit, in debt securities (defined as bonds, notes, debentures, commercial paper, time deposits and bankers' acceptances) which are rated in any rating category by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation

("S&P") or which are unrated by any rating agency. Such securities may include high-risk, lower quality debt securities, commonly referred to as "junk bonds." See "Risk Factors." As an operating policy, which may be changed by the Board of Trustees, neither Fund will invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible. Debt securities are subject to certain market and credit risks. See "Investment Objectives and Policies-- Debt Securities" in the SAI.

  The Funds' Investment Manager will select equity investments for the Funds on the basis of fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although the Investment Manager will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting equity securities will be the company's current price relative to its long-term earnings potential, or real book value, as determined by the Investment Manager. Securities considered for purchase by a Fund may be listed or unlisted, and may be issued by companies in various industries, with various levels of market capitalization. The Investment Manager will actively manage the Funds' assets in response to market, political and general economic conditions, and will seek to adjust each Fund's investments based on its perception of which investments would best enable the Fund to achieve its investment objective.

  As a diversified investment company, each Fund, with respect to 75% of its total assets, may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities. Although a Fund may invest up to 25% of its assets in a single industry, the Funds have no present intention of doing so. A Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market.

  Each Fund may lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, structured investments, and futures contracts and related options. These are generally referred to as derivative instruments, and involve special risk factors, which are described below. When deemed appropriate by the Investment Manager, the Funds may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "Investment Objectives and Policies" in the SAI.

  When the Investment Manager believes that market conditions warrant, either Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Investment Techniques--Temporary Investments."

  The Funds do not emphasize short-term trading profits and usually expect to have an annual portfolio turnover rate not exceeding 50%.

  BRADY BONDS. Latin America Fund may invest without limit in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Plan debt restructurings have been implemented to date in several countries, including Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Uruguay, and Venezuela (collectively, the "Brady Countries"). It is expected that other countries will undertake a Brady Plan debt restructuring in the future, including Panama, Peru, and Poland.

  Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

  Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of Brady Countries. There can be no assurance that Brady Bonds in which Latin America Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

                             INVESTMENT TECHNIQUES

  The Funds are authorized to use the various investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Funds in some of the markets in which the Funds will invest and may not be available for extensive use in the future.

  TEMPORARY INVESTMENTS. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

  BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

  LOANS OF PORTFOLIO SECURITIES. Each Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of the Fund's total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. A Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  OPTIONS ON SECURITIES OR INDICES. Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A Fund may write a call or put option only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

  FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Funds will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

  The Funds will generally enter into forward contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to their stated investment objective and policies, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

  The Funds may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS. For hedging purposes only, the Funds may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

  When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objectives and Policies--Futures Contracts" in the SAI.

  REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Funds may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, a Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the original purchase price paid by a Fund by an amount which reflects an agreed-upon rate of return and which is not tied to any coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the bank or broker-dealer should default on its obligation to repurchase the underlying security, a Fund may experience a delay or difficulties in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

  DEPOSITARY RECEIPTS. ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of a Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

  ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. A Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Each Fund will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined by the Board of Trustees to be liquid, are considered to be illiquid and are subject to a Fund's limitation on investment in illiquid securities.

  STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

  The Funds are permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although a Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

  Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to the restrictions set forth in "Investment Techniques--Illiquid and Restricted Securities" above and in the SAI under "Investment Objectives and Policies--Investment Restrictions."

  INVESTMENT COMPANIES. Each Fund may invest in other investment companies, except those for which the Investment Manager serves as investment adviser or sponsor, which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, each Fund may invest a maximum of 10% of its total assets in the securities of other investment companies and not more than 5% of each Fund's total assets in the securities of any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. To the extent a Fund invests in other investment companies, a Fund's Shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A Fund's investment in certain investment companies will result in special U.S. federal income tax consequences described under "Tax Status" in the SAI.

                                 RISK FACTORS

  Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in a Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by a Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a Shareholder may anticipate that the value of the Shares of a Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which a Fund is invested in equity securities may also be reflected in declines in the price of Shares of a Fund. Changes in the prevailing rates of interest in any of the countries in which a Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund Shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund Shares. In addition, changes in currency valuations will also affect the price of Shares of the Funds. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future. The value of debt securities held by the Funds generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct. Neither Fund is intended as a complete investment program.

  FOREIGN CURRENCY EXCHANGE. Since the Funds are authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of securities in the respective portfolios and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect a Fund's yield on assets denominated in currencies other than the U.S. dollar. The Funds usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or through entering into forward contracts. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when a Fund converts assets from one currency to another. Many of the currencies of the countries in which the Funds may invest have experienced devaluations relative to the U.S. dollar, and may be more highly volatile than currencies of other more established markets.

  FOREIGN INVESTMENTS. The Funds have the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Each Fund's performance is closely tied to economic and political conditions within the geographic area of its respective investments. Some of the countries in which the Funds may invest are considered emerging markets, in which the risks generally associated with foreign investments are heightened. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Funds may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

  Brokerage commissions, custodial services, and other costs relating to investments in foreign countries are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Greater European Fund's proposed investments in Russia are subject to the risk of total loss due to Russia's unusual system of share registration and settlement, which is discussed in the SAI under the caption "Investment Objectives and Policies--Risk Factors." As a non-fundamental policy, Greater European Fund will limit investments in Russian companies to 5% of its total assets.

  In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. As an open-end investment company, each Fund is limited in the extent to which it may invest in illiquid securities. The foregoing risks may be heightened for investments in Eastern Europe and/or Latin America, and there are further risks specific to investments in those regions. See "Investment Objectives and Policies--Risk Factors" in the SAI.

  Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

  Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

  HIGH-RISK DEBT SECURITIES. The Funds are authorized to invest in debt securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. See "Investment Objectives and Policies--Debt Securities" in the SAI. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, a Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The Board of Trustees may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of a Fund and its Shareholders. See "Investment Objectives and Policies--Debt

Securities" in the SAI for descriptions of debt securities rated BBB by S&P and Baa by Moody's. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Investment Manager to insure, to the extent possible, that the planned investment is sound. Each Fund may, from time to time, invest up to 5% of its total assets in defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future.

  LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The use of leverage may significantly increase a Fund's investment risk.

  FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in a Fund's portfolio. Successful use of futures or options contracts is further dependent on the Investment Manager's ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or indices is subject to similar risk considerations. In addition, by writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

  There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this Prospectus and in the SAI.

                        HOW TO BUY SHARES OF THE FUNDS

  Shares of the Funds may be purchased at the Offering Price through any broker which has a dealer agreement with Franklin Templeton Distributors, Inc. ("FTD"), the Principal Underwriter for Shares of the Funds, or directly from FTD upon receipt by FTD of a completed Shareholder Application and check. Shares of both classes of the Funds are offered at their respective public Offering Prices, which are determined by adding the net asset value per Share plus a front-end sales charge, next computed (i) after the Shareholder's securities dealer receives the order which is promptly transmitted to the Funds or (ii) after receipt of an order by mail from the Shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The minimum initial investment is $100, and subsequent investments must be $25 or more. These minimums may be waived when the Shares are being purchased through retirement plans providing for regular periodic investments, as described below under "Retirement Plans."

  DIFFERENCES BETWEEN CLASS I AND CLASS II. The differences between Class I and Class II Shares lie primarily in their front-end and contingent deferred sales charges and Rule 12b-1 fees as described below.

  Class I. Voting rights of each class will be the same on matters affecting a Fund as a whole, but each will vote separately on matters affecting its class. Class I Shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I Shares are subject to Rule 12b-1 fees of up to an annual maximum of 0.35% of average daily net assets of such Shares. With this multiclass structure, Class I Shares have higher front-end sales charges than Class II Shares and comparatively lower Rule 12b-1 fees. Class I Shares may be purchased at reduced front-end sales charges, or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I Shares. See "Management of the Funds" and "How to Sell Shares of the Funds" for more information.

  Class II. The current public Offering Price of Class II Shares is equal to the net asset value, plus a front-end sales charge of 1% of the amount invested. Class II Shares are also subject to a contingent deferred sales charge of 1% if Shares are redeemed within 18 months of the calendar month following purchase. In addition, Class II Shares are subject to Rule 12b-1 fees of up to a maximum of 1% per annum of average daily net assets of such Shares, 0.75% of which will be retained by FTD during the first year of investment. Class II Shares have lower front-end sales charges than Class I Shares and comparatively higher Rule 12b-1 fees. See "How to Sell Shares of the Funds--Contingent Deferred Sales Charge."

  Purchases of Class II Shares are limited to purchases below $1 million. Any purchases of $1 million or more will automatically be invested in Class I Shares, since that is more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II Shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I Shares through a Letter of Intent instead of purchasing Class II Shares.

  DECIDING WHICH CLASS TO PURCHASE. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of Shares to purchase. Generally, an investor who expects to invest less than $50,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II Shares. However, the higher annual Rule 12b-1 fees on the Class II Shares will result in slightly higher operating expenses and lower income dividends for Class II Shares, which will accumulate over time to outweigh the difference in front-end sales charges. For this reason, Class I Shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

  Investors who qualify to purchase Class I Shares at reduced sales charges definitely should consider purchasing Class I Shares, especially if they intend to hold their Shares approximately six years or more. Investors who qualify to purchase Class I Shares at reduced sales charges but who intend to hold their Shares less than approximately six years should evaluate whether it is more economical to purchase Class I Shares through a Letter of Intent or under the cumulative quantity discount rather than purchasing Class II Shares. INVESTORS INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT AND OTHER INVESTORS WHO QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE WILL BE PRECLUDED FROM PURCHASING CLASS II SHARES.

  Each class represents the same interest in the investment portfolio of a Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

  In determining which Shares are more appropriate for a Shareholder's investment objectives and income needs, a Shareholder should also consider that the higher Rule 12b-1 fees for Class II will generally result in lower dividends and consequently lower yields for Class II Shares as compared to Class I Shares.

  Each class also has a separate schedule for compensating securities dealers for selling Shares of the Funds. Investors should take all of the factors regarding an investment in each class into account before deciding which class of Shares to purchase.

  OFFERING PRICE--CLASS I. The sales charge for Class I Shares is a variable percentage of the Offering Price depending upon the amount of the sale. A description of the method of calculating net asset value per Share is included under the caption "Net Asset Value" below.

  The price to the public on purchases of Class I Shares made by a single purchaser, by an individual, his or her spouse, their children under age 21, and grandchildren under age 21, or by a single trust or fiduciary account is the net asset value per Share plus a sales charge not exceeding 5.75% of the Offering Price (equivalent to 6.10% of the net asset value), which is reduced on larger sales as shown below:

                                      TOTAL SALES CHARGE
                         --------------------------------------------
                          AS A PERCENTAGE OF     AS A PERCENTAGE OF        PORTION OF TOTAL
  AMOUNT OF SALE         OFFERING PRICE OF THE NET ASSET VALUE OF THE       OFFERING PRICE
  AT OFFERING PRICE        SHARES PURCHASED       SHARES PURCHASED    RETAINED BY DEALERS/1/,/3/
  -----------------      --------------------- ---------------------- --------------------------
Less than $50,000.......         5.75%                 6.10%                    5.00%
$50,000 but less than
 $100,000...............         4.50%                 4.71%                    3.75%
$100,000 but less than
 $250,000...............         3.50%                 3.63%                    2.80%
$250,000 but less than
 $500,000...............         2.50%                 2.56%                    2.00%
$500,000 but less than
 $1,000,000.............         2.00%                 2.04%                    1.60%
$1,000,000 or more......          none                  none                (see below)/2/

-------
/1/ Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
/2/ The following commissions will be paid by FTD, from its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more; 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

/3/ At the discretion of FTD, all sales charges may at times be reallowed to the securities dealer. If 90% or more of the sales commission is reallowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933.

  No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within 12 months of the calendar month following such investments ("contingency period"). See "How to Sell Shares of the Funds--Contingent Deferred Sales Charge."

  The size of a transaction which determines the applicable sales charge on the purchase of Class I Shares is determined by adding the amount of the Shareholder's current purchase plus the cost or current value (whichever is higher) of a Shareholder's existing investment in one or more of the funds in the Franklin Group of Funds (R) and the Templeton Family of Funds. Included for these aggregation purposes are (i) the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"); (ii) other investment products underwritten by FTD or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction); and (iii) the U.S.-registered mutual funds in the Templeton Family of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of
(i), (ii) and (iii) above ("Franklin Templeton Investments") may be effective only after notification to FTD that the investment qualifies for a discount.

  Other Payments to Securities Dealers. FTD, or one of its affiliates, may make payments, from its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (as defined below) (excluding IRA and IRA rollovers), certain non-designated plans (as defined below), certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See definitions under "Description of Special Net Asset Value Purchases" below, and as set forth in the SAI.

  Cumulative Quantity Discount. The schedule of reduced sales charges also may be applied to qualifying sales of Class I Shares on a cumulative basis. For this purpose, the dollar amount of the sale is added to the higher of (i) the value (calculated at the applicable Offering Price) or (ii) the purchase price, of Franklin Templeton Investments. The cumulative quantity discount applies to Franklin

Templeton Investments owned at the time of purchase by the purchaser, his or her spouse, their children under age 21, and grandchildren under age 21. In addition, the aggregate investments of a trustee or other fiduciary account (for an account under exclusive investment authority) may be considered in determining whether a reduced sales charge is available, even though there may be a number of beneficiaries of the account. For example, if the investor held Class I Shares valued at $40,000 (or, if valued at less than $40,000, had been purchased for $40,000) and purchased an additional $20,000 of a Fund's Class I Shares, the sales charge for the $20,000 purchase would be at the rate of 4.50%. It is FTD's policy to give investors the best sales charge rate possible; however, there can be no assurance that an investor will receive the appropriate discount unless, at the time of placing the purchase order, the investor or the dealer makes a request for the discount and gives FTD sufficient information to determine whether the purchase will qualify for the discount. On telephone orders from dealers for the purchase of Class I Shares to be registered in "street name," FTD will accept the dealer's instructions with respect to the applicable sales charge rate to be applied. The cumulative quantity discount may be amended or terminated at any time.

  Letter of Intent. Investors may also reduce sales charges on all investments in Class I Shares by means of a Letter of Intent ("LOI") which expresses the investor's intention to invest a certain amount within a 13-month period in Class I Shares of the Funds or any other Franklin Templeton Fund. See the Shareholder Application. Except for certain employee benefit plans, the minimum initial investment under an LOI is 5% of the total LOI amount. Except for Shares purchased by certain employee benefit plans, Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of the purchase. Any redemptions made by Shareholders, other than by certain employee benefit plans, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed. For a further description of the LOI, see "Purchase, Redemption and Pricing of Shares-- Letter of Intent" in the SAI.

  Group Purchases. An individual who is a member of a qualified group may also purchase Class I Shares of the Funds at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class I Shares previously purchased and still owned by the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Class I Shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting FTD.

  A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund Shares at a discount, and
(iii) satisfies uniform criteria which enable FTD to realize economies of scale in its costs of distributing Shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds or FTD and the members, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to FTD, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Funds.

  If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures to prepare, process and forward the payroll deduction information to a Fund, there may be a delay between the time of the payroll deduction and the time the money reaches a Fund. The investment in a Fund will be made at the Offering Price per Share determined on the day that both the check and payroll deduction data are received in required form by a Fund.

  OFFERING PRICE--CLASS II. Unlike Class I Shares, the front-end sales charges and dealer concessions for Class II Shares do not vary depending on the amount of purchase. The total sales charges or underwriting commissions and dealer concessions for Class II Shares are set forth below.

                                        TOTAL SALES CHARGE
                             -----------------------------------------
                              AS A PERCENTAGE OF   AS A PERCENTAGE OF    PORTION OF TOTAL
   AMOUNT OF SALE             OFFERING PRICE OF    NET ASSET VALUE OF     OFFERING PRICE
   AT OFFERING PRICE         THE SHARES PURCHASED THE SHARES PURCHASED RETAINED BY DEALERS*
   -----------------         -------------------- -------------------- --------------------
   any amount (less than $1
    million)...............         1.00%                1.01%                1.00%

-------
* FTD, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II Shares, FTD will keep a portion of the Rule 12b-1 fees assessed on those Shares to partially recoup fees FTD pays to securities dealers.

  Class II Shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such Shares at the time of purchase, unless such charge is waived as described under "How To Sell Shares of the Funds--Contingent Deferred Sales Charge."

  NET ASSET VALUE PURCHASES (BOTH CLASSES). Class I Shares may be purchased without the imposition of either a front-end sales charge ("net asset value") or a contingent deferred sales charge by (i) officers, trustees, directors, and full-time employees of the Funds, any of the Franklin Templeton Funds, or of Franklin Resources, Inc. and its subsidiaries (the "Franklin Templeton Group"), and their spouses and family members, including any subsequent payments made by such parties after cessation of employment; (ii) companies exchanging Shares with or selling assets pursuant to a merger, acquisition or exchange offer; (iii) insurance company separate accounts for pension plan contracts; (iv) accounts managed by the Franklin Templeton Group; (v) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), in Shares of the Funds; (vi) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Funds; (vii) registered securities dealers and their affiliates, for their investment account only; and (viii) registered personnel and employees of securities dealers, and their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

  For either Class I or Class II, the same class of Shares of a Fund may be purchased at net asset value with the proceeds from (i) a redemption of Shares of the Fund or shares of any other Franklin Templeton Fund except any of the Franklin Templeton money market funds (unless the redemption proceeds are from Class I shares of a fund with a lower initial sales charge than that charged by the Fund and have been held in that fund for less than six months), or (ii) a dividend or distribution paid by any of the Franklin Templeton Funds, within 365 days after the date of the redemption or dividend or distribution. See "How to Sell Shares of the Funds-- Reinstatement Privilege."


  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of a Fund.

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with FTD, or by registered investment advisers affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (also known as a wrap fee program).

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege, a written order for the purchase of Shares of the Funds must be received by Franklin Templeton Trust Company ("FTTC"), the Funds, or Franklin Templeton Investor Services, Inc. (the "Transfer Agent") within 365 days after the plan distribution.

  Class I Shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof which has determined that the Funds are a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUNDS CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Funds should consult with expert counsel to determine the effect, if any, of various payments made by the Funds or their investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with FTD, FTD or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin Templeton Institutional Services for additional information.

  DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES. Class I Shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by FTD. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Funds or in any of the Franklin Templeton Investments totals at least $1 million. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases," which enable FTD to realize economies of scale in its sales efforts and sales-related expenses.

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by FTD. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Funds or any of the Franklin Templeton Investments must total at least $1 million. Orders for such accounts will be accepted by mail accompanied by a check, or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

  Refer to the SAI for further information regarding net asset value purchases of Class I Shares.

  ADDITIONAL DEALER COMPENSATION (BOTH CLASSES). FTD, or one of its affiliates, from its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Funds' Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, FTD or its affiliates may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of Shareholder accounts. None of the aforementioned additional compensation is paid for by the Funds or their Shareholders.

  Ongoing payments will be made to qualifying dealers at the annual rate of 0.25% of the average daily net asset value of Class I Shares, and 1% of the average daily net asset value of Class II Shares, registered in the name of that broker-dealer as nominee or held in a Shareholder account that designates that broker-dealer as dealer of record. These payments are made in order to promote selling efforts and to compensate dealers for providing certain services, including processing purchase and redemption transactions, establishing Shareholder accounts and providing certain information and assistance with respect to the Funds. For purchases of Class I Shares for which FTD advanced a commission to a securities dealer, the dealer will receive ongoing payments beginning in the thirteenth month after the date of the purchase. For all purchases of Class II Shares, the dealer will receive payments representing a service fee (0.25% of average daily net asset value of the Shares) beginning in the first month after the date of the purchase, and will receive additional payments representing compensation for distribution (0.75% of average daily net asset value of the Shares) beginning in the thirteenth month after the date of the purchase, and beginning May 1, 1997 for exchanges from Templeton American Trust, Inc., if the exchange shares were purchased prior to May 1, 1995.

  PURCHASING CLASS I AND CLASS II SHARES. When placing purchase orders, investors should clearly indicate which class of Shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I Shares. Purchases of $1 million or more in a single payment will be invested in Class I Shares. There are no conversion features attached to either class of Shares.

  Investors who qualify to purchase Class I Shares at net asset value should purchase Class I rather than Class II Shares. See the section "Net Asset Value Purchases (Both Classes)" and "Description of Special Net Asset Value Purchases" above for a discussion of when Shares may be purchased at net asset value.

  As to telephone orders placed with FTD by dealers, the dealer must receive the investor's order before the close of the New York Stock Exchange ("NYSE") and transmit it to FTD by 5:00 p.m., New York time, for the investor to receive that day's Offering Price. Payment for such orders must be by check in U.S. currency and must be promptly submitted to FTD. Orders mailed to FTD by dealers or individual investors are effected at the net asset value of a Fund's Shares next computed after the purchase order accompanied by payment has been received by FTD. Such payment must be by check in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected unless the check is certified or issued by such bank. Any subscription may be rejected by FTD or by the Funds.

  The Funds may impose a $10 charge against a Shareholder account in the event that a check or draft submitted for the purchase of Fund Shares is returned unpaid to the Funds.

  Investors should promptly check the confirmation advice that is mailed after each purchase (or redemption) order to insure that it has been accurately reflected in the investor's account.

  AUTOMATIC INVESTMENT PLAN. Investors may accumulate Fund Shares regularly each month by means of automatic debits to their checking accounts ($25 minimum). Forms for this purpose are in the Shareholder Application in this Prospectus. Such a plan is voluntary and may be discontinued by written notice to FTD, which must be received at least 10 days prior to the collection date, or by FTD upon written notice to the investor at least 30 days prior to the collection date.

  INSTITUTIONAL ACCOUNTS. Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts, purchasing, redeeming or exchanging Shares of the Funds available for institutional accounts. To obtain an institutional account application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800-321-8563.

  ACCOUNT STATEMENTS. Shareholder accounts are opened in accordance with the Shareholder's registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent.

  TEMPLETON STAR SERVICE. From a touch-tone phone, Templeton and Franklin shareholders may access an automated system (day or night) which offers the following features:

  By calling the Templeton STAR Service, shareholders may obtain current price and yield information specific to a Templeton Fund, regardless of class, obtain account information; and request duplicate confirmation or year-end statements and money fund checks, if applicable.

  By calling the Franklin TeleFACTS system, Class I shareholders may obtain current price, yield or other performance information specific to a Class I Franklin Fund; process an exchange into an identically registered Class I Franklin account; obtain account information; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

  Share prices and account information specific to Templeton Class I or II shares and Franklin Class II shares may also be accessed on TeleFACTS by Franklin and Templeton Class I and Class II shareholders.

  The Templeton STAR Service is accessible by calling 1-800-654-0123. The TeleFACTS system is accessible by calling 1-800-247-1753. Templeton Class I and Class II Share codes for the Funds, which will be needed to access system information, are 419 and 519, respectively for Greater European Fund and 418 and 518, respectively for Latin America Fund. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

  RETIREMENT PLANS. Shares of the Funds may be purchased through various retirement plans including the following plans for which FTTC or its affiliate acts as trustee or custodian: IRAs, Simplified Employee Pensions, 403(b) plans, qualified plans for corporations, self-employed individuals and partnerships, and 401(k) plans. A plan document must be adopted in order for a retirement plan to be in existence. For further information about any of the plans, agreements, applications and annual fees, contact Franklin Templeton Distributors, Inc. To determine which retirement plan is appropriate, an investor should contact his or her tax adviser.

  NET ASSET VALUE. The net asset value per Share of each class of each Fund is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time) each day the NYSE is open for trading, by dividing the value of a Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of Shares outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

  Each of the Funds' classes will bear, pro-rata, all of the common expenses of the Fund. The net asset value of all outstanding Shares of each class of each Fund will be computed on a pro-rata basis for each outstanding Share based on the proportionate participation in each Fund represented by the value of Shares of such classes, except that the Class I and Class II Shares will bear the Rule 12b-1 expenses payable under their respective plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Funds may vary.

                              EXCHANGE PRIVILEGE

  A Shareholder may exchange Shares for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the Shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I Shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II Shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If the exchanged Shares were subject to a contingent deferred sales charge in the original fund purchased, and Shares are subsequently redeemed within 12 months (Class I Shares) or 18 months (Class II Shares) of the calendar month following the original purchase date, a contingent deferred sales charge will be imposed. The period will be tolled (or stopped) for the period Class I Shares are exchanged into and held in a Franklin Templeton money market fund. See also "How to Sell Shares of the Funds--Contingent Deferred Sales Charge."

  Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. Exchanges of the same class of shares are made on the basis of the net asset values of the class involved, except as set forth below. Exchanges of shares of a class which were originally purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares from Franklin Templeton money market funds are subject to applicable sales charges on the funds being purchased, unless the Franklin Templeton money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment of dividends or capital gain distributions. Exchanges of Class I shares of the Funds which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the original fund for at least six months prior to executing the exchange. All exchanges are permitted only after at least 15 days have elapsed from the date of the purchase of the Shares to be exchanged.

  A Shareholder may exchange Shares by writing to the Transfer Agent (see "How to Sell Shares of the Funds"), by contacting his or her investment dealer or-- if the Shareholder Application indicates that the Shareholder has not declined the option--by telephoning 1-800-632-2301. Telephone exchange instructions must be received by FTD by the scheduled closing time of the NYSE (generally 4:00 p.m., New York time). Telephonic exchanges can involve only Shares in non-certificated form. Shares held in certificate form are not eligible, but may be returned and qualify for these services. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the Shares are being exchanged. The Trust and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions--Verification Procedures." Forms for declining the telephone exchange privilege and prospectuses of the other funds in the Franklin Templeton Group may be obtained from FTD. Exchange redemptions and purchases are processed simultaneously at the Share prices next determined after the exchange order is received. (See "How to Buy Shares of the Funds--Offering Price.") A gain or loss for tax purposes generally will be realized upon the exchange, depending on the tax basis of the Shares redeemed.

  This exchange privilege is available only in states where shares of the fund being acquired may legally be sold and may be modified, limited or terminated at any time by a Fund upon 60 days' written notice. A Shareholder who wishes to make an exchange should first obtain and review a current prospectus of the fund into which he or she wishes to exchange. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Transfer Agent.

  If a substantial portion of a Fund's Shareholders should, within a short period, elect to redeem their Shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Funds to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with a Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

  EXCHANGES OF CLASS I SHARES. The contingency period of Class I Shares will be tolled (or stopped) for the period such Shares are exchanged into and held in a Franklin Templeton Class I money market fund. If a Class I account has Shares subject to a contingent deferred sales charge, Class I Shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of the Funds--Contingent Deferred Sales Charge."

  EXCHANGES OF CLASS II SHARES. When an account is composed of Class II Shares subject to the contingent deferred sales charge, and Shares that are not, the Shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gain distributions are referred to as "free Shares," Shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured Shares," and Shares still subject to the contingent deferred sales charge are referred to as "CDSC liable Shares." CDSC liable Shares held for different periods of time are considered different types of CDSC liable Shares. For instance, if a Shareholder has $1,000 in free Shares, $2,000 in matured Shares, and $3,000 in CDSC liable Shares, and the Shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free Shares, $1,000 from matured Shares, and $1,500 from CDSC liable Shares. Similarly, if CDSC liable Shares have been purchased at different periods, a proportionate amount will be taken from Shares held for each period. If, for example, the Shareholder holds $1,000 in Shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the Shareholder exchanges $1,500 into a new fund, $500 from each of these Shares will be exchanged into the new fund.

  The only money market fund exchange option available to Class II Shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may Shareholders purchase shares of Money Fund II directly. Class II Shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable Shares are redeemed. No other money market funds are available for Class II Shareholders for exchange purposes. Class I Shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these money market funds as described in their respective prospectuses.

  To the extent Shares are exchanged proportionately, as opposed to another method, such as "first-in, first-out," or free Shares followed by CDSC liable Shares, the exchanged Shares may, in some instances, be CDSC liable even though a redemption of such Shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II Shareholders in the event Shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of Shares redeemed or exchanged is determined under the Code without regard to the method of transferring Shares chosen by the Fund for purposes of exchanging or redeeming Shares.

  TRANSFERS. Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred Shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

  CONVERSION RIGHTS. It is not presently anticipated that Class II Shares will be converted to Class I Shares. A Shareholder may, however, sell Class II Shares and use the proceeds to purchase Class I Shares, subject to all applicable sales charges.

  EXCHANGES BY TIMING ACCOUNTS. In the case of market timing or allocation services ("Timing Accounts"), FTD will deduct an administrative service fee of $5.00 per exchange. Timing Accounts generally include accounts administered so as to redeem or purchase Shares based upon certain predetermined market indicators. In accordance with the terms of their respective prospectuses, certain funds in the Franklin Templeton Group do not accept or may place differing limitations than those described below on exchanges by Timing Accounts.

  The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who:
(i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of a Fund; (ii) makes more than two exchanges out of a Fund per calendar quarter; or (iii) exchanges Shares equal in value to at least $5 million, or more than 1% of a Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase Shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

  In addition, the Funds reserve the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Investment Manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Shareholder's exchanges into a Fund may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

  Finally, as indicated above, the Funds and FTD reserve the right to refuse any order for the purchase of Shares.

                        HOW TO SELL SHARES OF THE FUNDS

  Shares will be redeemed on request of the Shareholder in "Proper Order" to the Transfer Agent. "PROPER ORDER" MEANS THAT THE REQUEST TO REDEEM MUST MEET ALL OF THE FOLLOWING REQUIREMENTS:

  1. Except as provided below under "Redemptions by Telephone," it must be in writing, signed by the Shareholder(s) exactly in the manner as the Shares are registered, and must specify either the number of Shares, or the dollar amount of Shares, to be redeemed and sent to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030;

  2. The signature(s) of the redeeming Shareholder(s) must be guaranteed by an "eligible guarantor," including (a) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (b) national securities exchanges, registered securities associations and clearing agencies; (c) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (d) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A notarized signature will not be sufficient for the request to be in Proper Order. If the Shares are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed. A signature guarantee is not required for redemptions of

$50,000 or less, requested by and payable to all Shareholders of record, to be sent to the address of record for that account. However, the Funds reserve the right to require signature guarantees on all redemptions. A signature guarantee is required in connection with any written request for transfer of Shares. Also, a signature guarantee is required if the Funds or the Transfer Agent believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (i) the current address of one or more joint owners of an account cannot be confirmed; (ii) multiple owners have a dispute or give inconsistent instructions to a Fund; (iii) a Fund has been notified of an adverse claim;
(iv) the instructions received by a Fund are given by an agent, not the actual registered owner; (v) a Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings; or (vi) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of a Fund;

  3. Any outstanding certificates must accompany the request together with a stock power signed by the Shareholder(s), with signature(s) guaranteed as described in Item 2 above;

  4. Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction, require the following documentation to be in proper form:

    . Corporation--(i) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (ii) a corporate resolution in a form satisfactory to the Transfer Agent;
    . Partnership--(i) Signature guaranteed letter of instruction from a general partner and, if necessary, (ii) pertinent pages from the partnership agreement identifying the general partners or other documentation in a form satisfactory to the Transfer Agent;
    . Trust--(i) Signature guaranteed letter of instruction from the trustee(s), and (ii) a copy of the pertinent pages of the trust document listing the trustee(s) or a certificate of incumbency if the trustee(s) are not listed on the account registration;
    . Custodial (other than a retirement account)--Signature guaranteed letter of instruction from the custodian;
    . Accounts under court jurisdiction--Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence; and

  5. Redemption of Shares held in a retirement plan for which FTTC or its affiliate acts as trustee or custodian must conform to the distribution requirements of the plan and the Funds' redemption requirements above. Distributions from such plans are subject to additional requirements under the Code, and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. For example, distributions from retirement plans are subject to withholding requirements under the Code, and the IRS Form W-4P (available from the Transfer Agent) may be required to be submitted to the Transfer Agent with the distribution request, or the distribution will be delayed. The Transfer Agent and its affiliates assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

  To avoid delay in redemption or transfer, Shareholders having questions about these requirements should contact the Shareholder Services Department by calling 1-800-632-2301 or 813-823-8712.

  The redemption price will be the net asset value of the Shares next computed after the redemption request in Proper Order is received by the Transfer Agent. A gain or loss for tax purposes generally will be realized upon the redemption, depending on the tax basis of the Shares redeemed. Payment of the redemption price ordinarily will be made by check (or by wire at the sole discretion of the Transfer Agent if wire transfer is requested, including name and address of the bank and the Shareholder's account number to which payment of the redemption proceeds is to be wired) within seven days after receipt of the redemption request in Proper Order. However, if Shares have been purchased by check, the Trust will make redemption proceeds available when a Shareholder's check received for the Shares purchased has been cleared for payment by the Shareholder's bank, which, depending upon the location of the Shareholder's bank, could take up to 15 days or more. The check will be mailed by first-class mail to the Shareholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the Shares are registered) or express mail, if requested, are subject to a handling charge of up to $15, which will be deducted from the redemption proceeds.

  The Funds, through FTD, also repurchase Shares (whether in certificate or book-entry form) through securities dealers. The Funds normally will accept orders to repurchase such Shares by wire or telephone from dealers for their customers at the net asset value next computed after the dealer has received the certificate holder's request for repurchase, if the dealer received such request before closing time of the NYSE on that day. Dealers have the responsibility of submitting such repurchase requests by calling not later than 5:00 p.m., New York time, on such day in order to obtain that day's applicable redemption price. Repurchase of Shares is for the convenience of Shareholders and does not involve a charge by the Funds; however, securities dealers may impose a charge on the Shareholder for transmitting the notice of repurchase to the Funds. Each Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect Shareholders seeking redemption through the repurchase procedure. Ordinarily, payment will be made to the securities dealer within seven days after receipt of a repurchase order and Share certificate (if any) in "Proper Order" as set forth above. Each Fund also will accept, from member firms of the NYSE, orders to repurchase Shares for which no certificates have been issued by wire or telephone without a redemption request signed by the Shareholder, provided the member firm indemnifies the Fund and FTD from any liability resulting from the absence of the Shareholder's signature. Forms for such indemnity agreement can be obtained from FTD.

  The Funds may involuntarily redeem an investor's Shares if the net asset value of such Shares is less than $100, except that involuntary redemptions will not result from fluctuations in the value of an investor's Shares. In addition, the Funds may involuntarily redeem the Shares of any investor who has failed to provide a Fund with a certified taxpayer identification number or such other tax-related certifications as a Fund may require. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and Shares will be redeemed at net asset value at the close of business on that date, unless sufficient additional Shares are purchased to bring the aggregate account value up to $100 or more, or unless a certified taxpayer identification number (or such other information as a Fund has requested) has been provided, as the case may be. A check for the redemption proceeds will be mailed to the investor at the address of record.

  REINSTATEMENT PRIVILEGE. For either Class I or Class II, the same class of Shares of the Funds may be purchased at net asset value with the proceeds from
(i) a redemption of Shares of a Fund or Shares of any other Franklin Templeton Fund, except any of the Franklin Templeton money market funds (unless the redemption proceeds are from Class I shares of a fund with a lower initial sales charge than that charged by the Fund and have been held in that fund for less than six months), or (ii) a dividend or distribution paid by any of the Franklin Templeton Funds, within 365 days after the date of the redemption or dividend or distribution. However, if a Shareholder's original investment was in Class I shares of a fund with a lower sales charge, or no sales charge, the Shareholder must pay the difference. An investor may reinvest an amount not exceeding the proceeds of the redemption or the dividend or distribution. While credit will be given for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Matured Shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Funds redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of Shares of the Funds must be received by the Funds or the Funds' Transfer Agent within 365 days after the redemption or the payment date of the distribution. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the Shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the tax basis of the Shares reinvested, and the amount of gain or loss resulting from a redemption may be affected by exercise of the reinstatement privilege if the Shares redeemed were held for 90 days or less, or if a Shareholder reinvests in the same fund within 30 days. Reinvestment will be at the next calculated net asset value after receipt.

  SYSTEMATIC WITHDRAWAL PLAN. A Shareholder may establish a Systematic Withdrawal Plan ("Plan") and receive periodic payments from the account provided that the net asset value of the Shares held by the Shareholder is at least $5,000. There are no service charges for establishing or maintaining a Plan. The minimum amount which the Shareholder may withdraw is $50 per withdrawal transaction although this is merely the minimum amount allowed under the Plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The Plan may be established on a monthly, quarterly, semiannual or annual basis. If the Shareholder establishes a Plan, any capital gain distributions and income dividends paid by the Funds to the Shareholder's account must be reinvested for the Shareholder's account in additional Shares at net asset value. Payments are then made from the liquidation of Shares at net asset value on the day of the liquidation (which is generally on or about the 25th of the month) to meet the specified withdrawals. Payments are generally received three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a Shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. Liquidation of Shares may reduce or possibly exhaust the Shares in the Shareholder's account, to the extent withdrawals exceed Shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total Plan balance, the account will be closed and the remaining balance will be sent to the Shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the Plan may be more than the Shareholder's actual yield or income, part of such a Plan payment may be a return of the Shareholder's investment.

  Maintaining a Plan concurrently with purchases of additional Shares of a Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of Class I Shares and Class II Shares may be subject to a contingent deferred sales charge if the Shares are redeemed within 12 months (Class I Shares) or 18 months (Class II Shares) of the calendar month of the original purchase date. The Shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the Plan during the time such a Plan is in effect.

  With respect to Systematic Withdrawal Plans, the applicable contingent deferred sales charge is waived for Class I and Class II Share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

  A Plan may be terminated on written notice by the Shareholder or a Fund, and it will terminate automatically if all Shares are liquidated or withdrawn from the account, or upon a Fund's receipt of notification of the death or incapacity of the Shareholder. Shareholders may change the amount (but not below $50) and schedule of withdrawal payments or suspend one such payment by giving written notice to the Transfer Agent at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Plan is in effect.

  REDEMPTIONS BY TELEPHONE. Shareholders who file a Telephone Redemption Authorization Agreement (the "Agreement") (a copy of which is included in this Prospectus) may redeem Shares of the Funds by telephone, subject to the Restricted Account exception noted under "Telephone Transactions--Restricted Accounts." The Trust and the Transfer Agent will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions--Verification Procedures."

  For Shareholder accounts with a completed Agreement on file, redemptions of uncertificated Shares or Shares which have previously been deposited with the Funds or the Transfer Agent may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a Shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from Franklin Templeton Institutional Services by telephoning 1-800-321-8563.

  CONTINGENT DEFERRED SALES CHARGE. In order to recover commissions paid to securities dealers, Class I investments of $1 million or more, and any Class II investments, redeemed within the contingency period of 12 months (Class I) or 18 months (Class II) of the calendar month following their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the net asset value of the Shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such Shares, and is retained by FTD. The contingent deferred sales charge is waived in certain instances. See below.

  In determining if a contingent deferred sales charge applies, Shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of Shares representing amounts attributable to capital appreciation of those Shares held less than the contingency period (12 months in the case of Class I Shares and 18 months in the case of Class II Shares); (ii) Shares purchased with reinvested dividends and capital gain distributions; and (iii) other Shares held longer than the contingency period, and followed by any Shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the Shares redeemed.

  The contingent deferred sales charge on each class of Shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or beneficiaries in FTTC individual retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to plan termination or plan transfer; redemptions through a Systematic Withdrawal Plan of up to 1% monthly of an account's net asst value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Funds due to a Shareholder's account falling below the minimum specified account size; and redemptions following the death of the Shareholder or the beneficial owner.

  All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month, and each subsequent month.

  Requests for redemptions for a SPECIFIED DOLLAr amount, unless otherwise specified, will result in additional Shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of Shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

                            TELEPHONE TRANSACTIONS

  Shareholders of the Funds and their investment representative of record, if any, may be able to execute various transactions by calling Shareholder Services at 1-800-632-2301.

  All Shareholders will be able to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund Shares in one account to another identically registered account in a Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund Shares by telephone as described in this Prospectus. In addition, Shareholders who complete and file an Agreement as described under "How to Sell Shares of the Funds--Redemptions by Telephone" will be able to redeem Shares of the Funds.

  VERIFICATION PROCEDURES. The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Funds and the Transfer Agent follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the Shareholder caused by an unauthorized transaction. The Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where a Fund or the Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Funds, the Transfer Agent, nor their affiliates will be liable for any losses which may occur because of a delay in implementing a transaction.

  RESTRICTED ACCOUNTS. Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans. Changes to dividend options must also be made in writing.

  To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account Shareholders may call to speak to a Retirement Plan Specialist at 1-800-527-2020.

  GENERAL. During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, Shareholders may wish to contact their registered dealer for assistance, or to send written instructions to the Trust as detailed elsewhere in this Prospectus.

  Neither the Trust nor the Transfer Agent will be liable for any losses resulting from the inability of a Shareholder to execute a telephone transaction. The telephone transaction privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to Shareholders.

                            MANAGEMENT OF THE FUNDS

  The Trust is managed by its Board of Trustees and all powers of the Trust are exercised by or under authority of the Board. Information relating to the Trustees and Executive Officers is set forth under the heading "Management of the Trust" in the SAI.

  The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of Shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Funds and will take appropriate action to resolve such conflicts if any should later arise.

  In developing the multiclass structure, the Funds have retained the authority to establish additional classes of Shares. It is each Funds' present intention to offer only two classes of Shares, but new classes may be offered in the future.

  INVESTMENT MANAGER. The Investment Manager of the Funds is Templeton, Galbraith & Hansberger Ltd., Nassau, Bahamas. The Investment Manager manages the investment and reinvestment of each Fund's assets. The Investment Manager is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. The Investment Manager and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations. The Templeton organization has been investing globally over the past 52 years and, with its affiliates, provides investment management and advisory services to a worldwide client base, including over 4.3 million mutual fund shareholders, foundations, endowments, employee benefit plans and individuals. The Investment Manager and its affiliates have approximately 4,100 employees in the United States, Australia, Scotland, Germany, Hong Kong, Luxembourg, Bahamas, Singapore, Canada and Russia.

  The Investment Manager uses a disciplined, long-term approach to value-oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for each Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by the Investment Manager's research on superior selection methods.

  The Investment Manager does not furnish any other services or facilities for the Funds, although such expenses are paid by some investment advisers of other investment companies. As compensation for its services, Greater European Fund pays the Investment Manager a monthly fee, equal on an annual basis to 0.75% of its average daily net assets during the year. As compensation for its services, Latin America Fund pays the Investment Manager a monthly fee, equal on an annual basis to 1.25% of its average daily net assets during the year. These fees are higher than those paid by most other U.S. investment companies, primarily because of the additional time and expense required of the Investment Manager in pursuing the Funds' policies of investing in Greater European Companies and Latin America issuers. Each Fund also pays its own operating expenses, including: (1) its pro rata portion of the fees and expenses of the Trust's disinterested Trustees; (2) interest expenses; (3) taxes and governmental fees; (4) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (5) the expenses of registering and qualifying its Shares for sale with the SEC and with various state securities commissions; (6) expenses of its independent public accountants and legal counsel; (7) insurance premiums; (8) fees and expenses of the Custodian and Transfer Agent and any related services; (9) expenses of obtaining quotations of portfolio securities and of pricing Shares; (10) its pro rata portion of the expenses of maintaining the Trust's legal existence and of Shareholders' meetings; (11) expenses of preparation and distribution to existing Shareholders of periodic reports, proxy materials and prospectuses; (12) payments made pursuant to the Fund's Distribution Plan (see "Plans of Distribution" below); and (13) fees and expenses of membership in industry organizations.

  The lead portfolio manager for Greater European Fund is Dorian B. Foyil, Vice President of the Investment Manager and head of Templeton's Research Technology Group. Mr. Foyil holds an AA in Business Administration from Cumberland County College, a BBA in Accounting/Computer Science from Temple University and an MBA in Finance from the Wharton School of Business of the University of Pennsylvania. Prior to joining the Templeton organization, Mr. Foyil was a research analyst for four years with UBS Phillips & Drew in London, England. Sean Farrington exercises secondary portfolio management responsibilities with respect to Greater European Fund. Mr. Farrington holds an AB in Economics from Harvard University. He is a member of the Investment Manager's research technology group responsible for the maintenance of the internal research database.

  The lead portfolio manager for Latin America Fund is Dr. Jane Siebels-Kilnes, Senior Vice President of the Investment Manager. Dr. Siebels-Kilnes holds a BBA in Finance and Marketing from University of Iowa and an MIM in Finance from American Graduate School of International Management. Prior to joining the Templeton organization in 1990, Dr. Siebels-Kilnes worked for Union Bank of Switzerland, Zurich, as the head of equity management for European institutional accounts. She also worked as an international portfolio manager for Storebrand International, a Norwegian insurance company, and as director and portfolio manager of the Storebrand International Unit Trust. She is also a former director of the Genesis Emerging Markets and the Genesis Chile Funds. Jeffrey A. Everett exercises secondary portfolio management responsibilities with respect to Latin America Fund. Mr. Everett joined the Templeton organization in 1989 and is Vice President, Portfolio Management/Research, of the Investment Manager. Mr. Everett holds a BS degree in Finance from Pennsylvania State University. Prior to joining the Templeton organization, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. Mr. Everett was also responsible for coordinating research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation.

  Further information concerning the Investment Manager is included under the heading "Investment Management and Other Services" in the SAI.

  BUSINESS MANAGER. Templeton Global Investors, Inc. provides certain administrative facilities and services for the Funds, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax returns and financial reports, monitoring compliance with regulatory requirements and monitoring tax-deferred retirement plans. For its services, each Fund pays the Business Manager a fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds included in the Trust (the Funds, Templeton Americas Government Securities Fund, Templeton Growth and Income Fund and Templeton Global Infrastructure Fund), reduced to 0.135% of such combined assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1,200 million.

  TRANSFER AGENT. Franklin Templeton Investor Services, Inc. serves as transfer agent and dividend disbursing agent for the Funds.

  CUSTODIAN. The Chase Manhattan Bank, N.A. serves as custodian of the Funds' assets.

  PLANS OF DISTRIBUTION. A separate Plan of Distribution has been approved and adopted for each class of each Fund ("Class I Plan" and "Class II Plan," respectively, or "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class will be based solely on the distribution and servicing fees attributable to that particular class. Any portion of fees remaining from either Plan after distribution to securities dealers of up to the maximum amount permitted under each Plan may be used by the class to reimburse FTD for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses, of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of FTD's overhead expenses attributable to the distribution of Fund Shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Funds, FTD or its affiliates.

  The maximum amount which a Fund may pay to FTD or others under the Class I Plan for such distribution expenses is 0.35% per annum of Class I's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.35% per annum will be borne by FTD, or others who have incurred them, without reimbursement from the Funds. Under the Class I Plan, costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed the applicable limit of the Plan) may be reimbursed in subsequent quarters or years, subject to applicable law.

  Under the Class II Plan, the maximum amount which a Fund is permitted to pay to FTD or others for distribution expenses and related expenses is 0.75% per annum of Class II's average daily net assets, payable quarterly. All expenses of distribution, marketing and related expenses over that amount will be borne by FTD, or others who have incurred them, without reimbursement by the Funds. In addition, the Class II Plan provides for an additional payment by a Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Funds on behalf of the customers; or similar activities related to furnishing personal services and/or maintaining Shareholder accounts.

  During the first year following the purchase of Class II Shares, FTD will retain 0.75% per annum of Class II's average daily net assets to partially recoup fees FTD pays to securities dealers. FTD, or its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II Shares.

  Both Plans also cover any payments to or by the Funds, the Investment Manager, FTD, or other parties on behalf of the Funds, the Investment Manager or FTD, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of Shares issued by the Funds within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Funds. For more information, including a discussion of the Board's policies with regard to the amount of each Plan's fees, please see the SAI.

  BROKERAGE COMMISSIONS. The Funds' brokerage policies are described under the heading "Brokerage Allocation" in the SAI. The Funds' brokerage policies provide that the receipt of research services from a broker and the sale of Shares by a broker are factors which may be taken into account in allocating securities transactions, so long as the prices and execution provided by the broker equal the best available within the scope of the Funds' brokerage policies.

                              GENERAL INFORMATION

  DESCRIPTION OF SHARES/SHARE CERTIFICATES. The capitalization of the Trust consists of an unlimited number of Shares of beneficial interest, par value $0.01 per Share. The Board of Trustees is authorized, in its discretion, to classify and allocate the unissued Shares of the Trust in an unlimited number of separate series and may in the future divide existing series into two or more classes. Each Share entitles the holder to one vote.

  Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Funds, without the issuance of a share certificate. Maintaining Shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. No charge is made for the issuance of one certificate for all or some of the Shares purchased in a single order. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the Shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the Shareholder or by the securities dealer.

  VOTING RIGHTS. Shares of each class represent proportionate interests in the assets of each Fund and have the same voting and other rights and preferences as the other class of each Fund for matters that affect each Fund as a whole. For matters that only affect a certain class of a Fund's Shares, however, only Shareholders of that class will be entitled to vote. Therefore, each class of Shares will vote separately on matters (i) affecting only that class, (ii) expressly required to be voted on separately by state law, or (iii) required to be voted on separately by the 1940 Act or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I Shares requires Shareholder approval, only Shareholders of Class I may vote on changes to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II Shares requires Shareholder approval, only Shareholders of Class II may vote on the change to such plan. On the other hand, if there is a proposed change to the investment objective of a Fund, this affects all Shareholders, regardless of which class of Shares they hold, and therefore, each Share has the same voting rights.

  MEETINGS OF SHAREHOLDERS. The Trust is not required to hold annual meetings of Shareholders and may elect not to do so. The Trust will call a special meeting of Shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the Trust's outstanding Shares. The Trust is required to assist Shareholder communications in connection with the calling of Shareholder meetings to consider removal of a Trustee or Trustees.

  DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II Shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees. Unless otherwise requested, income dividends and capital gain distributions paid by a Fund, other than on those Shares whose owners keep them registered in the name of a broker-dealer, are automatically reinvested on the payment date in whole or fractional Shares at net asset value as of the ex-dividend date, unless a Shareholder makes a written or telephonic request for payments in cash. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the same class of Shares of a Fund or the same class of another of the Franklin Templeton Funds. Shareholders in Class II funds may direct their dividends and capital gain distributions for investment in a Class I Franklin Templeton money market fund. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a Shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton money market fund, or to another person. The processing date for the reinvestment of dividends may vary from time to time, and does not affect the amount of the Shares acquired. Income dividends and capital gain distributions will be paid in cash on Shares during the time their owners keep them registered in the name of a broker-dealer, unless the broker-dealer has made arrangements with the Transfer Agent for reinvestment.

  Prior to purchasing Shares of a Fund, the impact of dividends or capital gain distributions which have been declared but not yet paid should be carefully considered. Any dividend or capital gain distribution paid shortly after a purchase by a Shareholder prior to the record date will have the effect of reducing the per Share net asset value of the Shares by the amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, generally will be subject to tax.

  Checks are forwarded by first-class mail to the address of record. The proceeds of any such checks which are not accepted by the addressee and returned to a Fund will be reinvested in the Shareholder's account in whole or fractional Shares at the net asset value next computed after the check has been received by the Transfer Agent. Subsequent distributions automatically will be reinvested at net asset value as of the ex-dividend date in additional whole or fractional Shares.

  FEDERAL TAX INFORMATION. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. See the SAI for a summary of requirements that must be satisfied to so qualify. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to distribute to Shareholders substantially all of its net investment income and realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to Shareholders of record on a date in such month and paid during the following January will be treated as having been received by Shareholders on December 31 in the year such distributions were declared. The Trust will inform Shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund Shares generally will give rise to taxable gain or loss. A more detailed description of tax consequences to Shareholders is contained in the SAI under the heading "Tax Status."

  Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions (including redemptions) paid to Shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications or where a Fund or the Shareholder has been notified by the Internal Revenue Service that the Shareholder is subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

  INQUIRIES. Shareholders' inquiries will be answered promptly. They should be addressed to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030--telephone 1-800-632-2301 or 813-823-8712.
Transcripts of Shareholder accounts less than three-years old are provided on request without charge; requests for transcripts going back more than three years from the date the request is received by the Transfer Agent are subject to a fee of up to $15 per account.

  PERFORMANCE INFORMATION. Each Fund may include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Fund over a period of 1, 5 and 10 years (or up to the life of the Fund), will reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in a Fund at the end of a defined period of time. For a description of the methods used to determine total return for the Funds, see the SAI.

  STATEMENTS AND REPORTS. Each Fund's fiscal year ends on March 31. Annual reports (containing financial statements audited by independent auditors and additional information regarding the Fund's performance) and semiannual reports (containing unaudited financial statements) are sent to Shareholders each year. To reduce the volume of mail sent to one household as well as to reduce Fund expense, the Transfer Agent, when legally permissible, will attempt to identify related Shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund Information Department-telephone 1-800/DIAL BEN. The Fund also sends to each Shareholder a confirmation statement after every transaction that affects the Shareholder's account and a year-end historical confirmation statement.

                       INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service ("IRS").

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number ("SSN/TIN"), you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:

ACCOUNT TYPE                      GIVE SSN OF                        ACCOUNT TYPE                    GIVE TAXPAYER ID # OF
------------------------------------------------------------------------------------------------------------------------------
 . Individual                      Individual                         . Trust, Estate, or Pension     Trust, Estate, or Pension
                                                                       Plan Trust                    Plan Trust
------------------------------------------------------------------------------------------------------------------------------
 . Joint Individual                Actual owner of account, or if     . Corporation, Partnership,     Corporation, Partnership,
                                  combined funds, the first-named      or other organization         or other organization
                                  individual
------------------------------------------------------------------------------------------------------------------------------
 . Unif. Gift/Transfer to Minor    Minor                              . Broker nominee                Broker nominee
------------------------------------------------------------------------------------------------------------------------------
 . Sole Proprietor                 Owner of business
------------------------------------------------------------------------------------------------------------------------------
 . Legal Guardian                  Ward, Minor, or Incompetent
------------------------------------------------------------------------------------------------------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients generally include:

  A corporation                        A real estate investment trust

  A financial institution              A common trust fund operated by a bank
                                       under section 584(a)

  An organization exempt from tax      An entity registered at all times
  under section 501(a), or an          under the Investment Company
  individual retirement plan           Act of 1940

  A registered dealer in securities or
  commodities registered in the U.S.
  or a U.S. possession

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your Federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. Generally, you are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not equal or exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S.

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that
(1) the taxpayer identification number you have given is correct, and (2) the IRS has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form
W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years. Only certifications that are in proper order will be treated as having been filed with the Fund.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                FOR CORPORATE SHAREHOLDERS--FORM OF RESOLUTION

It will be necessary for corporate shareholders to provide a certified copy of a resolution or other certificate of authority to authorize the purchase as well as sale (redemption) of shares and withdrawals by checks or drafts. You may use the following form of resolution or you may prefer to use your own. It is understood that each Fund, Franklin Templeton Distributors, Inc., Franklin Templeton Investor Services, Inc., the custodian bank and their affiliates may rely upon these authorizations until revoked or amended by written notice delivered by registered or certified mail to a Fund.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected ______________________________ of ______________________________________
                     TITLE                            CORPORATE NAME
a _______________________ organized under the laws of the State of _____________
   TYPE OF ORGANIZATION                                                STATE
and that the following is a true and correct copy of a resolution adopted by the Board of Directors at a meeting duly called and held on ________________________
                                                                  DATE

  RESOLVED, that the _________________________________________________ of this
                                       OFFICERS' TITLES
  Corporation or Association are authorized to open an account in the name of the Corporation or Association with one or more of the Franklin Group of Funds(R) or Templeton Family of Funds (collectively, the "Funds") and to deposit such funds of this Corporation or Association in this account as they deem necessary or desirable; that the persons authorized below may endorse checks and other instruments for deposit to said account or accounts; and

  FURTHER RESOLVED, that any of the following _________________ officers are
                                                    NUMBER
  authorized to sign any share assignment on behalf of this Corporation or Association and to take any other actions as may be necessary to sell or redeem its shares in the Funds or to sign checks or drafts withdrawing funds from the account; and

  FURTHER RESOLVED, that this Corporation or Association shall hold harmless, indemnify, and defend the Funds, their custodian bank, Franklin Templeton Distributors, Inc., Franklin Templeton Investor Services, Inc., and their affiliates, from any claim, loss or liability resulting in whole or in part, directly or indirectly, from their reliance from time to time upon any certifications by the secretary or any assistant secretary of this Corporation or Association as to the names of the individuals occupying such offices and their acting in reliance upon these resolutions until actual receipt by them of a certified copy of a resolution of the Board of Directors of the Corporation or Association modifying or revoking any or all such resolutions.

The undersigned further certifies that the below named persons, whose signatures appear opposite their names and office titles, are duly elected officers of the Corporation or Association. (Attach additional list if necessary).

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME OF CORPORATION OR ASSOCIATION     DATE

Certified from minutes
                       --------------------------------------------------------
                       NAME AND TITLE
                       CORPORATE SEAL (if appropriate)

      THE FRANKLIN TEMPLETON TELEPHONE REDEMPTION AUTHORIZATION AGREEMENT

You may use Franklin Templeton's telephone redemption privilege to redeem uncertificated Franklin Templeton Fund shares for up to $50,000 (or your Shareholder account balance, whichever is less) per day, per fund account in accordance with the terms of the Fund's Prospectus.

The telephone redemption privilege is available only to Shareholders who specifically request it. If you would like to add this redemption privilege to the other telephone transaction privileges automatically available to Franklin Templeton Fund shareholders, please sign and return this authorization to Franklin Templeton Investor Services, Inc. ("Services"), transfer agent and shareholder servicing agent for the Franklin Templeton Funds.

SHAREHOLDER AUTHORIZATION: I/We request the telephone redemption privilege under the terms described below and in the prospectus for each investment company in the Franklin Templeton Group of Funds (a "Franklin Templeton Fund" or a "Fund"), now opened or opened at a later date, holding shares registered as follows:


-------------------------------------  ---------------------------------------
PRINT NAME(S) AS SHOWN IN YOUR ACCOUNT REGISTRATION ("SHAREHOLDER")


-------------------------------------  ---------------------------------------
ACCOUNT NUMBER(S)

I/We authorize each Fund and Services to honor and act upon telephone requests given as provided in this agreement to redeem shares from any Shareholder account:


-------------------------------------  ---------------------------------------
SIGNATURE(S) AND DATE


-------------------------------------  ---------------------------------------
PRINT NAME(S) (AND TITLE/CAPACITY, IF APPLICABLE)

VERIFICATION PROCEDURES: I/We understand and agree that: (1) each Fund and Services will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine and that if these confirmation procedures are not followed, the Fund or Services may be liable for any losses due to unauthorized or fraudulent telephone instructions; (2) the confirmation procedures will include the recording of telephone calls requesting redemptions, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and the sending of confirmation statements to the address of record each time a redemption is initiated by telephone; and (3) so long as the Fund and Services follow the confirmation procedures in acting on instructions communicated by telephone which were reasonably believed to be genuine at the time of receipt, neither they, nor their parent or affiliates, will be liable for any loss, damages or expenses caused by an unauthorized or fraudulent redemption request.

JOINTLY OWNED/CO-TRUSTEE ACCOUNTS: Each of us signing this agreement as either joint owners or co-trustees authorizes each Fund and Services to honor telephone redemption requests given by ANY ONE of the signers, or our investment representative of record, if any, ACTING ALONE.

APPOINTMENT OF ATTORNEY-IN-FACT: In order to issue telephone redemption requests acting alone, each of us individually makes the following appointment: I hereby appoint the other joint owner(s)/co-trustee(s) as my agent(s) (attorney[s]-in-fact) with full power and authority to individually act for me in any lawful way with respect to the issuance of instructions to a Fund or Services in accordance with the telephone redemption privilege we have requested by signing this agreement. This appointment shall not be affected by my subsequent disability or incompetency and shall remain in effect until it is revoked by either written notice from any one of us delivered to a Fund or Services by registered mail, return receipt requested or by a Fund or Services upon receipt of any information that causes a Fund or Services to believe in good faith that there is or that there may be a dispute among any of us with respect to the Franklin Templeton Fund account(s) covered by this agreement. Each of us agrees to notify the Fund or Services immediately upon the death of any of the signers.

CORPORATE/PARTNERSHIP/TRUST/RETIREMENT ACCOUNTS: The Shareholder and each of us signing this agreement on behalf of the Shareholder represent and warrant to each Franklin Templeton Fund and Services that the Shareholder has the authority to enter into this agreement and that each of us is duly authorized to execute this agreement on behalf of the Shareholder. The Shareholder agrees that its election of the telephone redemption privilege means that a Fund or Services may honor a telephone redemption request given by ANY officer/partner/member/administrator/or agent of the Shareholder ACTING ALONE.

RESTRICTED ACCOUNTS: Telephone redemptions may not be accepted on Franklin Templeton Trust Company retirement accounts.

PLEASE RETURN THIS FORM TO:
Franklin Templeton Investor Services, Inc., Attn.: Telephone Redemptions Dept., 700 Central Avenue, St. Petersburg, Florida 33701-3628.

The Franklin Templeton Group

Literature Request -- Call today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

TEMPLETON FUNDS                             Maryland                             FRANKLIN FUNDS SEEKING
American Trust                              Massachusetts***                     HIGH CURRENT INCOME
Americas Government Securities Fund         Michigan***                          AGE High Income Fund
Developing Markets Trust                    Minnesota***                         German Government Bond Fund
Foreign Fund                                Missouri                             Global Government Income Fund
Global Infrastructure Fund                  New Jersey                           Investment Grade Income Fund
Global Opportunities Trust                  New York*                            U.S. Government Securities Fund
Growth and Income Fund                      North Carolina
Greater European Fund                       Ohio***                              FRANKLIN FUNDS SEEKING HIGH CURRENT
Growth Fund                                 Oregon                               INCOME AND STABILITY OF PRINCIPAL
Income Fund                                 Pennsylvania                         Adjustable Rate Securities Fund
Japan Fund                                  Tennessee**                          Adjustable U.S. Government Securities Fund
Latin America Fund                          Texas                                Short-Intermediate U.S. Government Securities Fund
Money Fund                                  Virginia
Real Estate Securities Fund                 Washington**                         FRANKLIN FUNDS FOR NON-U.S. INVESTORS
Smaller Companies Growth Fund                                                    Tax-Advantaged High Yield Securities Fund
World Fund                                  FRANKLIN FUNDS                       Tax-Advantaged International Bond Fund
                                            SEEKING CAPITAL GROWTH               Tax-Advantaged U.S. Government Securities Fund
FRANKLIN FUNDS                              California Growth Fund
SEEKING TAX-FREE INCOME                     DynaTech Fund                        FRANKLIN TEMPLETON INTERNATIONAL
Federal Intermediate Term                   Equity Fund                          CURRENCY FUNDS
Tax-Free Income Fund                        Global Health Care Fund              Global Currency Fund
Federal Tax-Free Income Fund                Gold Fund                            Hard Currency Fund
High Yield Tax-Free Income Fund             Growth Fund                          High Income Currency Fund
Insured Tax-Free Income Fund***             International Equity Fund
Puerto Rico Tax-Free Income Fund            Pacific Growth Fund                  FRANKLIN MONEY MARKET FUNDS
                                            Real Estate Securities Fund          California Tax-Exempt Money Fund
FRANKLIN STATE-SPECIFIC FUNDS               Small Cap Growth Fund                Federal Money Fund
SEEKING TAX-FREE INCOME                                                          IFT U.S. Treasury Money Market Portfolio
Alabama                                     FRANKLIN FUNDS SEEKING               Money Fund
Arizona*                                    GROWTH AND INCOME                    New York Tax-Exempt Money Fund
Arkansas**                                  Balance Sheet Investment Fund        Tax-Exempt Money Fund
California*                                 Convertible Securities Fund
Colorado                                    Equity Income Fund                   FRANKLIN FUND FOR CORPORATIONS
Connecticut                                 Global Utilities Fund                Corporate Qualified Dividend Fund
Florida*                                    Income Fund
Georgia                                     Premier Return Fund                  FRANKLIN TEMPLETON VARIABLE ANNUITIES
Hawaii**                                    Rising Dividends Fund                Franklin Valuemark
Indiana                                     Strategic Income Fund                Franklin Templeton Valuemark Income
Kentucky                                    Utilities Fund                       Plus (an immediate annuity)
Louisiana

Toll-free 1-800-DIAL BEN (1-800-342-5236)
* Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of municipal securities, and a high yield portfolio
    (CA).
** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
*** Portfolio of insured municipal securities.

                                     NOTES
                                     -----

                                     NOTES
                                     -----

-------------------------------------------------

 TEMPLETON REGION FUNDS

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Shareholder Services
 1-800-632-2301

 Fund Information

 1-800/DIAL BEN

 Institutional Services
 1-800-321-8563

 This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the Principal Underwriter.

-------------------------------------------------

[RECYCLED PAPER LOGO APPEARS HERE]       TLGIT P  08/95


TEMPLETON

REGION

FUNDS

Prospectus
May 8, 1995

as amended
August 31, 1995


[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]

                       TEMPLETON GLOBAL INVESTMENT TRUST


                THIS STATEMENT OF ADDITIONAL INFORMATION, DATED
                    NOVEMBER 8, 1995, IS NOT A PROSPECTUS.

             IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES
                      OF TEMPLETON GROWTH AND INCOME FUND,
          TEMPLETON GLOBAL INFRASTRUCTURE FUND, AND TEMPLETON AMERICAS
             GOVERNMENT SECURITIES FUND, EACH DATED JULY 10, 1995,
                    AND TEMPLETON GREATER EUROPEAN FUND AND
                TEMPLETON LATIN AMERICA FUND, DATED MAY 8, 1995,

            EACH AS AMENDED FROM TIME TO TIME, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO THE PRINCIPAL UNDERWRITER,

                     FRANKLIN TEMPLETON DISTRIBUTORS, INC.,
                       700 CENTRAL AVENUE, P.O. BOX 33030
                       ST. PETERSBURG, FLORIDA 33733-8030
                       TOLL FREE TELEPHONE: 800/DIAL BEN

                               TABLE OF CONTENTS

General Information and History...................... 1
Investment Objectives and Policies................... 2
  -Investment Policies............................... 2
  -Repurchase Agreements............................. 2
  -Debt Securities................................... 2
  -Convertible Securities............................ 4
  -Futures Contracts................................. 5
  -Options on Securities, Indices
    and Futures...................................... 5
  -Foreign Currency Hedging Transactions............. 8
  -Investment Restrictions........................... 9
  -Additional Restrictions...........................11
  -Risk Factors......................................12
  -Trading Policies..................................18
  -Personal Securities Transactions..................18
Management of the Trust..............................19
Trustee Compensation.................................25
Principal Shareholders...............................26
Investment Management and Other
  Services...........................................27
  -Investment Management Agreements..................27


  -Management Fees...................................28
  -The Investment Managers...........................29
  -Sub-Advisory Agreement............................29
  -Business Manager..................................30
  -Custodian and Transfer Agent......................32
  -Legal Counsel.....................................32
  -Independent Accountants...........................32
  -Reports to Shareholders...........................33
Brokerage Allocation.................................33
Purchase, Redemption and Pricing of
  Shares.............................................36
  -Ownership and Authority Disputes..................37
  -Tax-Deferred Retirement Plans.....................37
  -Letter of Intent..................................39
  -Special Net Asset Value
      Purchases......................................40
Tax Status...........................................41
Principal Underwriter................................48
Description of Shares................................51
Performance Information..............................52
Financial Statements.................................56

                                          GENERAL INFORMATION AND HISTORY

         Templeton Global Investment Trust (the "Trust") was organized as a Delaware business trust on December 21, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company with four diversified series of Shares, Templeton Growth and Income Fund ("Growth and Income Fund") (formerly Templeton Global Rising Dividends Fund), Templeton Global Infrastructure Fund ("Infrastructure Fund"), Templeton Greater European Fund ("Greater European Fund") and Templeton Latin America Fund ("Latin America Fund"), and one non-diversified series of Shares, Templeton Americas Government Securities Fund ("Americas Government Securities Fund") (collectively, the "Funds").

                                        INVESTMENT OBJECTIVES AND POLICIES

         INVESTMENT POLICIES. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "Investment Objective and Policies."

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The investment manager of each Fund (Templeton, Galbraith & Hansberger Ltd. ("TGH") in the case of Growth and Income Fund, Greater European Fund and Latin America Fund, Templeton Investment Counsel, Inc. ("TICI") in the case of Infrastructure Fund, and TICI, through its Templeton Global Bond Managers division, in the case of Americas Government Securities Fund (collectively, the "Investment Managers")) will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, I.E., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

         DEBT SECURITIES. The Funds may invest in debt securities that are rated in any rating category by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or that are unrated by any rating agency. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, neither Growth and Income Fund, Infrastructure Fund, Greater European Fund, nor Latin America Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

         Bonds which are rated Baa by Moody's are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

         A Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, a Fund must distribute all of its net income and gains to Shareholders (see "Tax Status") generally on an annual basis. A Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

         Recent legislation, which requires federally insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on a Fund's net asset value and investment practices.

         CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.

         FUTURES CONTRACTS. Each Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

         At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         OPTIONS ON SECURITIES, INDICES AND FUTURES. Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

         An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         Each Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         A Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of a Fund's security holdings being hedged.

         A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Objectives and Policies -- Investment Restrictions."

         FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

         A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         INVESTMENT RESTRICTIONS. The Funds have imposed upon themselves certain investment restrictions which, together with their investment objectives, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objective or these investment restrictions can be made without the approval of the Shareholders of that Fund. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (i) 67% or more of that Fund's Shares present at a Shareholders' meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (ii) more than 50% of the outstanding Shares of that Fund.

         In accordance with these restrictions, each Fund will not:

         1. Invest in real estate or mortgages on real estate (although the Funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's Prospectus).

         2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of a Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (b) the Fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to Americas Government Securities Fund.

         3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that each Fund may make margin payments in connection with futures, options and currency transactions.

         4. Loan money, except that a Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements and (c) lend its portfolio securities.

         5. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed).

         6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

         7. Invest more than 25% of its total assets in a single industry.

         8. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies -- Trading Policies" as to transactions in the same securities for the Funds and/or other mutual funds and clients with the same or affiliated advisers.)

         If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

         ADDITIONAL RESTRICTIONS. Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.
Under these restrictions, a Fund may not:

         1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

         3. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

         4. Purchase or sell real estate limited partnership interests.

         5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

         6. Invest for the purpose of exercising control over management of any company.

         7. Purchase more than 10% of a company's outstanding voting securities.

         8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although a Fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. Assets are calculated as described in each Fund's Prospectus under the heading "How to Buy Shares of the Fund."

         RISK FACTORS. Each Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

          To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund Shareholders.

         Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         The Infrastructure Fund, Growth and Income Fund, and Greater European Fund may each invest a portion of its assets in Russian securities, subject to the availability of an eligible foreign subcustodian approved by the Board of Trustees in accordance with Rule 17f-5 under the 1940 Act. There can be no assurance that appropriate sub-custody arrangements will be available to the Funds if and when one or more of the Funds seeks to invest a portion of its assets in Russian securities. As a non-fundamental policy, none of the Funds will invest more than 5% of its total assets in Russian securities.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the United States and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America Fund's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

         Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the United States, Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions;
(iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and
(vi) drug trafficking.

         Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         The  Funds  may  be  affected   either   unfavorably  or  favorably  by
fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the Funds' investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The  Trustees   consider  at  least  annually  the  likelihood  of  the
imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Trustees also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian and "Transfer Agent"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of a Fund's Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

         A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon that Fund's Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

         The Greater European Fund and Latin America Fund are permitted to invest in entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities ("Structured Investments"). As Structured Investments are backed by, or represent interests in, underlying instruments, they may be considered derivative instruments and involve special risks that are discussed in the Funds' Prospectus under the heading "Investment Techniques -- Structured Investments."

         Additional risks may be involved with the Funds' special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "Investment Techniques" in the Prospectus.


         TRADING POLICIES. The Investment Managers and their affiliated companies serve as investment advisers to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.


         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) The trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance; (ii) Copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; (iii) In addition to items (i) and (ii), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                              MANAGEMENT OF THE TRUST

         The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Principal Executive Officers of the Trust are as follows:

NAME, ADDRESS AND                                       PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                      DURING PAST FIVE YEARS

HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Trustee

Chairman of the Board,
president, and chief executive
officer of General Host
Corporation (nursery and craft
centers); and a director of RBC
Holdings (U.S.A.) Inc. (a bank
holding company) and Bar-S
Foods. Age 63.


NICHOLAS F. BRADY*
102 East Dover Street
Easton, Maryland
  Trustee

Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm) (1994-present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury
(1988-January 1993); and chairman of the board of Dillon, Read & Co. Inc. (investment banking) prior thereto. Age 65.



F. BRUCE CLARKE
19 Vista View Blvd.
Thornhill, Ontario

  Trustee
Retired; formerly, credit
adviser, National Bank of
Canada, Toronto. Age 85.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS

MARTIN L. FLANAGAN*
777 Mariners Island Blvd.
San Mateo, California

  Trustee and Vice President Senior vice president, treasurer, and chief financial officer of Franklin Resources, Inc.; director, and executive vice president of Templeton Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; president or vice president of various Templeton Funds; director or trustee of six Templeton Funds; accountant, Arthur Andersen & Company (1982- 1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants. Age 35.


HASSO-G VON DIERGARDT-NAGLO
R.R. 3
Stouffville, Ontario
  Trustee
Farmer; and president of
Clairhaven Investments, Ltd. and
other private investment

companies.  Age 79.


S. JOSEPH FORTUNATO

200 Campus Drive
Florham Park, New Jersey
  Trustee Member of the law firm of Pitney, Hardin, Kipp & Szuch; and a director of General Host Corporation. Age 63.

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Trustee
President of Galbraith
Properties, Inc. (personal
investment company); director of
Gulfwest Banks, Inc. (bank
holding company) (1995-present)
and Mercantile Bank (1991-
present); vice chairman of
Templeton, Galbraith &
Hansberger Ltd. (1986-1992); and
chairman of Templeton Funds
Management, Inc. (1974-1991).

Age 74.


ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida

  Trustee Consultant for the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991-present); and a director of Checkers Drive-In Restaurants, Inc. Age 72.


CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President
President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of General Host Corporation and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 55 of the investment companies in the Franklin Templeton Group.

Age 62.



BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, Delaware
  Trustee


Director or trustee of various civic associations; formerly, economic analyst, U.S.

Government. Age 66.


GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland
  Trustee
Chairman of White River
Corporation (information
services); director of Fund
America Enterprises Holdings,
Inc., Lockheed Martin

Corporation, MCI Communications
Corporation, Fusion Systems
Corporation, Infovest
Corporation, and Medimmune,
Inc.; formerly, chairman of
Hambrecht and Quist Group;
director of H&Q Healthcare
Investors; and president of the
National Association of
Securities Dealers, Inc.  Age
67.


FRED R. MILLSAPS
2665 N.E. 37th Drive
Fort Lauderdale, Florida
  Trustee
Manager of personal investments
(1978-present); chairman and
chief executive officer of
NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS


Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965-1969); vice president of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations. Age 66.


MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  President President and director of Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985).

Age 35.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS

DORIAN FOYIL
Lyford Cay
Nassau, Bahamas

  Vice President Vice president, Portfolio Management/Research, of Templeton, Galbraith & Hansberger Ltd.; formerly, research analyst, UBS Phillips & Drew (London). Age 37.


SAMUEL J. FORESTER, JR.
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President President of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc.; president or vice president of other Templeton Funds; founder and partner of Forester, Hairston Investment Management (1989-1990); managing director (Mid-East Region) of Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-1988); and an advisor for Saudi Arabian Monetary Agency (1982-1987).

Age 47.


JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida

  Vice President Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors, Inc. and Templeton Worldwide, Inc.; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, vice president and controller of the Keystone Group, Inc. Age 55.


GARY CLEMONS
500 East Broward Blvd.
Fort Lauderdale, Florida

  Vice President
Research analyst for Templeton
Investment Counsel, Inc. (1993-
present); formerly, research
analyst for Templeton
Quantitative Advisors, Inc. Age
38.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                       DURING PAST FIVE YEARS

DOUGLAS R. LEMPEREUR
500 East Broward Blvd.
Fort Lauderdale, Florida

  Vice President Senior vice president of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc.; formerly, securities analyst for Colonial Management Associates (1985- 1988), Standish, Ayer & Wood (1977-1985), and The First National Bank of Chicago (1974- 1977). Age 46.


NEIL S. DEVLIN
500 East Broward Blvd.
Fort Lauderdale, Florida

  Vice President Senior vice president, Portfolio Management/Research, of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc.; formerly, portfolio manager and bond analyst for Constitutional Capital Management (1985-1987); and a bond trader and research analyst for Bank of New England (1982-1985). Age 38.


JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida

  Treasurer Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager for Ernst & Young (certified public accountants) (1977-1989). Age 41.


THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary
Senior vice president of
Templeton Global Investors,

Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985- 1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984-1985). Age 42.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, Florida

  Assistant Treasurer Assistant treasurer of the Templeton Funds; assistant vice president of Franklin Templeton Investor Services, Inc.; formerly, partner with Grant Thornton, independent public accountants. Age 66.


JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price & Rhoads.

Age 50.


--------------------------

* These are Trustees who are "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger Ltd. are limited partners of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Trustees.

                                                            TRUSTEE COMPENSATION

         All of the Trust's Officers and Trustees also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Trust to any officer of Trustee who is an officer, trustee or employee of the Investment Manager or its affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Trust currently pays the independent Trustees and Mr. Brady an annual retainer of $100. The independent Trustees and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Trust expenses.

         The following table shows the total compensation paid to the Trustees by the Trust and by all investment companies in the Franklin Templeton Group:




                                                            Number of                Total Compensation
Name of                            Aggregate                Franklin Templeton       from all Funds in
TRUSTEE                            Compensation from        Fund Boards on which     Franklin Templeton
                                   THE TRUST*                 TRUSTEE SERVES              GROUP**

Harris J. Ashton                        $2,050                  54                     $319,925

Nicholas F. Brady                        2,050                  23                       86,125

F. Bruce Clarke                          3,050                  19                       95,275

Hasso-G von Diergardt-Naglo              2,050                  19                       75,275

S. Joseph Fortunato                      2,050                  56                      336,065

John Wm. Galbraith                           0                  22                            0

Andrew H. Hines, Jr.                     3,050                  23                      106,125

Betty P. Krahmer                         2,050                  23                       75,275

Gordon S. Macklin                        2,050                  51                      303,685

Fred R. Millsaps                         3,050                  23                      106,125



*        For the fiscal year ended March 31, 1995.
**       For the calendar year ended December 31, 1994.


                                              PRINCIPAL SHAREHOLDERS


         As of October 20, 1995, there were 760,504 Shares of Growth and Income Fund outstanding, of which 241 Shares (0. 03%) were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of October 20, 1995, there were 2,074,445 Shares of Infrastructure Fund outstanding, of which 214Shares (0. 02%) were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of October 20, 1995, there were 309,082 Shares of Americas Government Securities Fund outstanding, of which 70Shares (less than 0.02%) were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of October 20, 1995, there were 423,264 Shares of

Greater European Fund outstanding, of which no Shares were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of October 20, 1995, there were 424,476 Shares of Latin America Fund outstanding, of which no Shares were owned beneficially, directly or indirectly, by all the Trustees and Officers of the Trust as a group. As of October 20, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Growth and Income Fund-Class I, except Templeton Global Investors, Inc., 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394 owned 103,614 Shares (14% of the outstanding Shares), and no person owned beneficially 5% or more of the outstanding Shares of Growth and Income Fund-Class II, except Lewco Securities Corp., 2 Broadway, New York, New York 10004 owned 7,214 (13% of the outstanding Shares), Prudential Securities, FBO Christine T. Marks, 4002 Marlane Drive, Pensacola, Florida 32526-2149 owned 9,335 (17% of the outstanding Shares) and Dain Bosworth, Inc., FBO Polytank, Inc., Attn: Dick Johannek, 62824 250th Street, Litchfield, Minnesota 55355 owned 3,541 (6% of the outstanding Shares). As of October 20, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Infrastructure Fund-Class I except Templeton Global Investors, Inc., 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394 owned 100,569 Shares (5% of the outstanding Shares), and no person owned beneficially 5% or more of the outstanding Shares of Infrastructure Fund-Class II, except Donna Mickelson TTEE, Andrew Hopkins Trust, 19480 Ward, Detroit, Michigan 48235-1246 owned 4,651 (6% of the outstanding Shares) and John J. Whitehouse TTEE, John J. Whitehouse Living Trust, 8037 Pebble Creek Lane W, Ponte Vedra Beach, Florida 32082 owned 9,363 (12% of the outstanding Shares). As of October 20, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Americas Government Securities Fund, except Templeton Global Investors owned 262,010 Shares (84% of the outstanding Shares). As of October 20, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Greater European Fund-Class I, except Templeton Global Investors, Inc., 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394 owned 49,955 Shares (16% of the outstanding Shares) and PaineWebber for the Benefit of American Guaranty & Trust Co., TTEE Sara Brianne Kiner Trust, PO Box 15627, Wilmington, Delaware 19850-5627 owned 49,652 Shares (16% of the outstanding Shares), and no person owned beneficially 5% or more of the outstanding Shares of Greater European Fund-Class II, except, Templeton Global Investors, Inc., 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394 owned 49,955 Shares (41% of the outstanding Shares) and Prudential Securities, FBO J. P. Barger, 600 W Cummings Park, Ste 3500, Woburn, Maryland 01801-6350 owned 49,504 (41% of the outstanding Shares). As of October 20, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Shares of Latin America Fund-Class I except Templeton Global Investors, Inc., 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394 owned 49,955 Shares (14% of the outstanding Shares), Robert W. Baird & Co., Inc., PO Box 672, Milwaukee, Wisconsin 53201 owned 18,843 (5% of the outstanding Shares) and The Northern Trust Company as Cust FBO Morton/Donnelley 1993 Tr., PO Box 92956, Chicago, Illinois 60675 owned 19,940 Shares (5% of the outstanding Shares), and no person owned beneficially 5% or more of the outstanding Shares of Latin America Fund-Class II, except Templeton Global Investors, Inc., 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394 owned 50,000 Shares (55% of the outstanding Shares) and Geoffrey C. Garth Commingled Asset Account, 32 57th Place, Long Beach, California 90803 owned 14,711 (16% of the outstanding Shares).


                                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENTS. The Investment Manager of Growth and Income Fund, Greater European Fund, and Latin America Fund is TGH, a Bahamian corporation with offices in Nassau, Bahamas. The Investment Manager of Infrastructure Fund is Templeton Investment Counsel, Inc., a Florida corporation with offices located at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager of Americas Government Securities Fund is TICI, through the Templeton Global Bond Managers division. The Investment Management Agreements, dated March 14, 1994, relating to Growth and Income Fund and Infrastructure Fund were approved by the Board of Trustees, including a majority of the Trustees who were not parties to the Agreements or interested persons of any such party, at a meeting on February 25, 1994, and by Templeton Global Investors, Inc., as sole Shareholder of Growth and Income Fund and Infrastructure Fund, on March 11, 1994 and will run through July 31, 1995. The Investment Management Agreement, dated June 27, 1994, relating to Americas
Government Securities Fund was approved by the Board of Trustees, including a majority of the Trustees who were not interested parties to the Agreement or interested persons of any such party, at a meeting held on March 18, 1994, and by Templeton Global Investors, Inc., as sole Shareholder of Americas Government Securities Fund, on June 27, 1994, and will run through July 31, 1995. The Investment Management Agreements, dated May 8, 1995, relating to Greater European Fund and Latin America Fund were approved by the Board of Trustees, including a majority of the Trustees who were not parties to the Agreements or interested persons of any such party, at a meeting on April 25, 1995, and by Templeton Global Investors, Inc., as sole Shareholder of Greater European Fund and Latin America Fund, on May 8, 1995, and will run through July 31, 1996. The Investment Management Agreements will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreements or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         Each Investment Management Agreement requires a Fund's Investment Manager to manage the investment and reinvestment of the Fund's assets. The Investment Managers are not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies.

         Each Investment Management Agreement provides that a Fund's Investment Manager will select brokers and dealers for execution of a Fund's portfolio transactions consistent with the Trust's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Managers and other investment advisory clients of the Investment Managers and of their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Managers' fees are not reduced by any offset arrangement by reason thereof.


         When the Investment Manager of a Fund determines to buy or sell the same security for a Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Board of Trustees, to be impartial and fair, in order to seek good results for all parties. See "Investment Objectives and Policies -- Trading Policies." Records of securities transactions of persons who know when orders are placed by a Fund are available for inspection at least four times annually by the compliance officer of the Trust so that the non-interested Trustees (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable to all parties.


         Each Investment Management Agreement provides that a Fund's Investment Manager shall have no liability to the Trust, a Fund or any Shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement, except liability resulting from willful misfeasance, bad faith or gross negligence on the

Investment Manager's part or reckless disregard of its duties under the Agreement. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees in office at the time or by vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act).

         MANAGEMENT FEES. For its services, Growth and Income Fund pays TGH a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Infrastructure Fund pays TICI a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Americas Government Securities Fund pays TICI a monthly fee equal on an annual basis to 0.60% of its average daily net assets. Greater European Fund pays TGH a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Latin America Fund pays TGH a monthly fee equal on an annual basis to 1.25% of its average daily net assets. The fees of the Growth and Income Fund, Infrastructure Fund, Greater European Fund and Latin America Fund are higher than those paid by most other U.S. investment companies. Each class of Shares of each Fund pays a portion of the fee, determined by the proportion of a Fund that it represents.

         Each Fund's Investment Manager will comply with any applicable state regulations which may require it to make reimbursements to a Fund in the event that the Fund's aggregate operating expenses, including the advisory fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. The strictest rule currently applicable to a Fund is 2.5% of the first $30,000,000 of net assets, 2% of the next $70,000,000 of net assets and 1.5% of the remainder.

         During the fiscal year ended March 31, 1995, TGH received from Growth and Income Fund fees of $25,969, and TICI received from Infrastructure Fund fees of $75,663. During the period from June 27, 1994 (commencement of operations) through March 31, 1995, TICI received from Americas Government Securities Fund fees of $7,036.

         THE INVESTMENT MANAGERS. The Investment Managers are indirect wholly owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Trustee and officer of the Trust) and Rupert H. Johnson, Jr. are principal shareholders of Franklin and own, respectively, approximately 24% and 16% of its outstanding shares. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

         SUB-ADVISORY AGREEMENT. Under a Sub-Advisory Agreement between TICI and Franklin Advisers, Inc. ("Franklin Advisers"), Franklin Advisers provides TICI with investment advisory assistance and portfolio management advice with respect to Americas Government Securities Fund's portfolio. Franklin Advisers provides TICI on an ongoing basis with research services, including information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to securities. For its services, TICI pays to Franklin Advisers a fee in U.S. dollars at an annual rate of 0.25% of Americas Government Securities Fund's average daily net assets. During the fiscal year ended March 31, 1995, Franklin Advisers received sub-advisory fees of $2,932.

         The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment and that it may be terminated by the Trust on 60 days' written notice to TICI and to Franklin Advisers, without penalty, provided that such termination by the Trust is approved by the vote of a majority of the Trust's Board of Trustees or by vote of a majority of Americas Government Securities Fund's outstanding Shares. The Sub-Advisory Agreement also provides that it may be terminated by either TICI or Franklin Advisers upon not less than 60 days' written notice to the other party. The Sub-Advisory Agreement dated June 27, 1994 was approved by the Board of Trustees at a meeting held on March 18, 1994, was approved by Templeton Global Investors, Inc. as sole Shareholder of Americas Government Securities Fund on June 27, 1994, and will run through July 31, 1995. The Sub-Advisory Agreement will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of Americas Government Securities Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval. Franklin Advisers is relieved of liability to the Trust for any act or omission in the course of its performance under the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement.

         BUSINESS MANAGER. Templeton Global Investors, Inc. performs certain administrative functions as Business Manager for the Funds, including:

         o providing office space, telephone, office equipment and supplies for the Trust;

         o paying compensation of the Trust's officers for services rendered as such;

         o authorizing expenditures and approving bills for payment on behalf of the Funds;

         o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other special communications with individual Shareholders;

         o daily pricing of each Fund's investment portfolio and preparing and supervising publication of daily quotations of the bid and asked prices of each Fund's Shares, earnings reports and other financial data;

         o monitoring relationships with organizations serving the Funds, including the custodian and printers;

         o        providing trading desk facilities for the Funds;

         o supervising compliance by the Funds with recordkeeping requirements under the 1940 Act and regulations thereunder, with state regulatory requirements, maintaining books and records for the Funds (other than those maintained by the custodian and transfer agent), and preparing and filing tax reports other than the Funds' income tax returns;

         o monitoring the qualifications of tax-deferred retirement plans providing for investment in Shares of the Funds; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the Trust's aggregate average daily net assets (I.E., total of the Funds), reduced to 0.135% annually of the Trust's aggregate net assets in excess of $200,000,000, further reduced to 0.1% annually of such net assets in excess of $700,000,000, and further reduced to 0.075% annually of such net assets in excess of $1,200,000,000. The fee is allocated between the Funds according to their respective average daily net assets. Each class of Shares of each Fund pays a portion of the fee, determined by the proportion of the Fund that it represents. Since the Business Manager's fee covers services often provided by investment advisers to other funds, each Fund's combined expenses for advisory and administrative services together may be higher than those of some other investment companies. During the Fiscal year ended March 31, 1995, the Business Manager received from Growth and Income Fund and
Infrastructure Fund business management fees of $5,188 and $15,126, respectively. During the period from June 27, 1994 (commencement of operation) through March 31, 1995, the Business Manager received from Americas Government Securities Fund business management fees of $1,752.

         The Business Manager is relieved of liability to the Trust for any act or omission in the course of its performance under the Business Management Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreement. The Business Management Agreement may be terminated by the Trust on behalf of a Fund at any time on 60 days' written notice without payment of penalty, provided that such termination by the Trust shall be directed or approved by vote of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding voting securities of that Fund, and shall terminate automatically and immediately in the event of its assignment.

         Templeton Global Investors, Inc. is a wholly owned subsidiary of Franklin.

         CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A. serves as Custodian of the Trust's assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Franklin Templeton Investor Services, Inc. serves as the Funds' Transfer Agent. Services performed by the Transfer Agent include processing purchase, transfer and redemption orders; making dividend payments, capital gain distributions and reinvestments; and handling routine communications with Shareholders. The Transfer Agent receives an annual fee of $13.74 per Shareholder account plus out-of-pocket expenses from Growth and Income Fund, Infrastructure Fund, Greater European Fund and Latin America Fund and an annual fee of $14.77 per

Shareholder  account  plus  out-of-pocket   expenses  from  Americas  Government
Securities Fund. These fees are adjusted each year to reflect changes in the Department of Labor Consumer Price Index.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Trust.

         INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Funds' financial statements and review of the Funds' filings with the Securities and Exchange Commission ("SEC") and the Internal Revenue Service ("IRS").


         REPORTS TO SHAREHOLDERS. The Funds' fiscal years end on March 31. Shareholders are provided at least semiannually with reports showing the Funds' portfolios and other information, including an annual report with financial statements audited by the independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.


                                                            BROKERAGE ALLOCATION

         The Investment Management Agreements provide that each Fund's Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

         1. Purchase and sale orders are usually placed with brokers who are selected by a Fund's Investment Manager as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth.
                  The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Managers in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, each Fund's Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

         3.       The Investment Managers are authorized to allocate
                  brokerage business to brokers who have provided
                  brokerage and research services, as such services are
                  defined in Section 28(e) of the Securities Exchange Act
                  of 1934 (the "1934 Act"), for a Fund and/or other
                  accounts, if any, for which the Investment Managers
                  exercise investment discretion (as defined in Section
                  3(a)(35) of the 1934 Act) and, as to transactions to
                  which fixed minimum commission rates are not
                  applicable, to cause a Fund to pay a commission for
                  effecting a securities transaction in excess of the
                  amount another broker would have charged for effecting
                  that transaction, if the Investment Manager for that
                  Fund in making the selection in question determines in
                  good faith that such amount of commission is reasonable
                  in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment
                  Manager's overall responsibilities with respect to that
                  Fund and the other accounts, if any, as to which it
                  exercises investment discretion. In reaching such determination, the Investment Managers are not required to place or attempt to place a specific dollar value on
                  the research or execution services of a broker or on
                  the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Managers shall
                  be prepared to show that all commissions were allocated
                  and paid for purposes contemplated by the Trust's
                  brokerage policy; that the research services provide
                  lawful and appropriate assistance to the Investment
                  Managers in the performance of their investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to
                  the level of commissions known to be charged by other
                  brokers on comparable transactions, but there shall be
                  taken into account the Trust's policies that (a)
                  obtaining a low commission is deemed secondary to
                  obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (b) the quality, comprehensiveness and frequency of research studies which are provided for the Investment Managers are useful to the Investment Managers in performing their advisory services under their Investment Management Agreements with the Trust. Research services provided by brokers to the Investment Managers are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Managers under its Investment Management Agreements with the Trust. Research furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Managers for any of their accounts, and not all such research may be used by the Investment Managers for the Funds. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for
                  daily  pricing  of  foreign   securities   held  in  a  Fund's
                  portfolio.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of a Fund's Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5. Sales of the Funds' Shares (which shall be deemed to include also shares of other companies registered under the 1940 Act which have either the same investment adviser or an investment adviser affiliated with either
                  Fund's Investment Manager) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of a Fund to that broker;
                  provided that the broker shall furnish "best execution," as defined in paragraph 1 above, and that such allocation shall be within the scope of that Fund's other policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

         Insofar as known to management, no Trustee or officer of the Trust, nor the Investment Managers or Principal Underwriter or any person affiliated with either of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust. Franklin Templeton Distributors, Inc., the Trust's Principal Underwriter, is a registered broker-dealer, but it does not intend to execute any purchase or sale transactions for the Funds' portfolios or to participate in any commissions on any such transactions. The total brokerage commissions on the portfolio transactions for Growth and Income Fund and Infrastructure Fund during the year ended March 31, 1995 (not including any spreads or concessions on principal transactions) were $11,237 and $63,970, respectively. The total brokerage commissions on the portfolio transactions for Americas Government Securities Fund during the period from June 27, 1994 (commencement of operations) through March 31, 1995 (not including any spreads or concessions on principal transactions) were $ -0- . All portfolio transactions are allocated to broker-dealers only when their prices and execution, in the judgment of the Investment Managers, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

         Each Fund's Prospectus describes the manner in which a Fund's Shares may be purchased and redeemed. See "How to Buy
Shares of the Fund" and "How to Sell Shares of the Fund."

         Net asset value per Share is calculated separately for each Fund. Net asset value per Share is determined as of the scheduled closing of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which each Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees.

         The Board of Trustees may establish procedures under which a Fund may suspend the determination of net asset value for the whole or any part of any period during which (i) the NYSE is closed other than for customary weekend and holiday closings, (ii) trading on the NYSE is restricted, (iii) an emergency exists as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the holders of a Fund's Shares.

         OWNERSHIP AND AUTHORITY DISPUTES. In the event of disputes involving multiple claims of ownership or authority to control a Shareholder's account, each Fund has the right (but has no obligation) to: (i) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; or (ii) interplead disputed funds or accounts with a court of competent jurisdiction. Moreover, the Fund may surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

         In addition to the special purchase plans described in the Prospectus, the following special purchase plans also are available:

         TAX-DEFERRED RETIREMENT PLANS.  The Trust offers its
Shareholders the opportunity to participate in the following types of retirement plans:

         o For individuals whether or not covered by other qualified plans;

         o        For simplified employee pensions;

         o        For employees of tax-exempt organizations; and

         o For corporations, self-employed individuals and partnerships.

         Capital gains and income received by the foregoing plans generally are exempt from taxation until distribution from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Additional information, including the fees and charges with respect to all of these plans, is available upon request to the Principal Underwriter. No distribution under a retirement plan will be made until Franklin Templeton Trust Company ("FTTC") receives the participant's election on IRS Form W-4P (available on request from FTTC, and such other documentation as it deems necessary, as to whether or not U.S. federal income tax is to be withheld from such distribution.

         INDIVIDUAL RETIREMENT ACCOUNT (IRA). All individuals (whether or not covered by qualified private or governmental retirement plans) may purchase Shares of a Fund pursuant to an IRA. However, contributions to an IRA by an individual who is covered by a qualified private or governmental plan may not be tax-deductible depending on the individual's income. Custodial services for IRAs are available through FTTC. Disclosure statements summarizing certain aspects of IRAs are furnished to all persons investing in such accounts, in accordance with IRS regulations.

         SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRA). For employers who wish to establish a simplified form of employee retirement program investing in Shares of a Fund, there are available Simplified Employee Pensions invested in IRA Plans. Details and materials relating to these plans will be furnished upon request to the Principal Underwriter.

         RETIREMENT PLAN FOR EMPLOYEES OF TAX-EXEMPT ORGANIZATIONS (403(B)). Employees of public school systems and certain types of charitable organizations may enter into a deferred compensation arrangement for the purchase of Shares of a Fund without being taxed currently on the investment. Contributions which are made by the employer through salary reduction are excludable from the gross income of the employee. Such deferred compensation plans, which are intended to qualify under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), are available through the Principal Underwriter.
Custodial services are provided by FTTC.

         QUALIFIED PLAN FOR CORPORATIONS, SELF-EMPLOYED INDIVIDUALS AND PARTNERSHIPS. For employers who wish to purchase Shares of a

Fund in conjunction with employee retirement plans, there is a prototype master plan which has been approved by the IRS. A "Section 401(k) plan" is also available. FTTC furnishes custodial services for these plans. For further details, including custodian fees and plan administration services, see the master plan and related material which is available from the Principal Underwriter.

         LETTER OF INTENT. Purchasers who intend to invest $100,000 or more in Shares of Templeton Americas Government Securities Fund, or $50,000 or more in Class I Shares of Growth and Income Fund, Infrastructure Fund, Greater European Fund, Latin America Fund or any other fund in the Franklin Group of Funds and the Templeton Family of Funds, except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, Templeton Variable Products Series Fund, Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Templeton Funds"), within 13 months (whether in one lump sum or in installments, the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $25 unless the investor is a qualifying employee benefit plan (the "Benefit Plan"), including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such Class I Shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should execute a Letter of Intent ("LOI") on the form provided in the Shareholder Application in the Prospectus. Payment for not less than 5% of the total intended amount must accompany the executed LOI unless the investor is a Benefit Plan. Except for purchases of Shares by a Benefit Plan, those Class I Shares purchased with the first 5% of the intended amount stated in the LOI will be held as "Escrowed Shares" for as long as the LOI remains unfulfilled. Although the Escrowed Shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No Escrowed Shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the Escrowed Shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all Class I Shares (including the Escrowed Shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of Shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per Share then in effect, unless the investor makes an earlier written request to the Principal Underwriter upon fulfilling the purchase of Shares under the LOI. In addition, the aggregate value of any Shares, including Class II Shares, purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charges previously paid on purchases prior to the 90-day period will be made.

         If an LOI is executed on behalf of a benefit plan (such plans are described under "How to Buy Shares of the Fund -- Net Asset Value Purchases (Both Classes)" in the Prospectus), the level and any reduction in sales charge for these employee benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. Benefit Plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are Benefit Plans entitled to receive retroactive adjustments in price for investments made before executing LOIs.

         SPECIAL NET ASSET VALUE PURCHASES. As discussed in the Prospectus under "How to Buy Shares of the Fund -- Description of Special Net Asset Value Purchases," certain categories of investors may purchase Class I Shares of a Fund at net asset value (without a front-end or contingent deferred sales charge). Franklin Templeton Distributors, Inc. ("FTD") or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. FTD may make these payments in the form of contingent advance payments, which may require reimbursement from the securities dealers with respect to certain redemptions made within 12 months of the calendar month following purchase, as well as other conditions, all of which may be imposed by an agreement between FTD, or its affiliates, and the securities dealer.

         The following amounts will be paid by FTD or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and fixed-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most fixed-income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, FTD, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

         Under agreements with certain banks in Taiwan, Republic of China, the Funds' Shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to FTD, or an affiliate of FTD to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

                                                                      TAX STATUS

         The  following   discussion   summarizes   certain  U.S.   Federal  tax
considerations incident to an investment in a Fund.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and
(iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the

Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

         Dividends of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of a Fund. Any distributions that are not from a Fund's net investment income or net capital realized gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Distributions by a Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by a Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

         A Fund may invest in debt securities issued in bearer form. Special rules applicable to bearer debt may in some cases result in (i) treatment of gain realized with respect to such a debt security as ordinary income and (ii) disallowance of deductions for losses realized on dispositions of such debt securities. If these special rules apply, the amount that must be distributed to Fund Shareholders may be increased as compared to a fund that did not invest in debt securities issued in bearer form.

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Share-holders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's Shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions, but such a Shareholder may be eligible to claim the foreign tax credit (see below). Each Shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its Shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its Shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Certain options, futures, and foreign currency forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to Shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and foreign currency forward contracts.

         If a Fund invests in another investment company, it is possible that the Fund would not receive information or distributions from the underlying investment company in a time frame that permits the Fund to meet its tax-related requirements in an optimal manner. However, it is anticipated that the Fund would seek to minimize these risks. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares, or as a capital gain.

         Upon the sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and generally will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of a Fund's Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the Shareholder with respect to such Shares.

         In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (i) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (ii) the stock is disposed of before the 91st day after the date on which it was acquired, and (iii) the Shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Each Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (i) the Shareholder fails to furnish a Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (ii) the IRS notifies the Shareholder or a Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to Shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                             PRINCIPAL UNDERWRITER

         Franklin Templeton Distributors, Inc. ("FTD" or the "Principal Underwriter"), 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030, toll free telephone (800) 237-0738, is the Principal Underwriter of each Fund's Shares. FTD is a wholly owned subsidiary of Franklin.

         Each Fund, pursuant to Rule 12b-1 under the 1940 Act, has adopted a Distribution Plan with respect to each class of Shares (the "Plans"). Under the Plans adopted with respect to Class I Shares (including all Shares issued by Americas Government Securities Fund), each Fund may reimburse FTD or others quarterly (subject to a limit of 0.35% per annum of each Fund's average daily net assets attributable to Class I Shares) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of the Funds' Shares. Growth and Income Fund, Infrastructure Fund, Greater European Fund and Latin America Fund also have a second class of Shares, designated Class II Shares. Under the Plans adopted with respect to Class II Shares, each Fund will pay FTD or others quarterly (subject to a limit of 1.00% per annum of each Fund's average daily assets attributable to Class II Shares of which up to 0.25% of such net assets may be paid to dealers for personal service and/or maintenance of Shareholder accounts) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of the Funds' Shares. Payments to FTD or others could be for various types of activities, including (i) payments to broker-dealers who provide certain services of value to each Fund's Shareholders (sometimes referred to as a "trail fee"); (ii) reimbursement of expenses relating to selling and servicing efforts or of organizing and conducting sales seminars; (iii) payments to employees or agents of the Principal Underwriter who engage in or support distribution of Shares; (iv) payments of the costs of preparing, printing and distributing Prospectuses and reports to prospective investors and of printing and advertising expenses; (v) payment of dealer commissions and wholesaler compensation in connection with sales of the Funds' Shares and interest or carrying charges in connection therewith; and (vi) such other similar services as the Trust's Board of Trustees determines to be reasonably calculated to result in the sale of Shares. Under the Plans adopted with respect to Class I Shares, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.35% of a Fund's average daily net assets attributable to Class I Shares) may be reimbursed in subsequent quarters or years.

         During the fiscal year ended March 31, 1995, FTD incurred costs and expenses (including advanced commissions) of $12,120 in connection with distribution of Growth and Income Fund's Class I Shares, and $35,373 in connection with the distribution of Infrastructure Fund's Class I Shares, which amounts were reimbursed by the Funds pursuant to the Plans (Class II Shares were not offered during this period). During the period from June 27, 1994 (commencement of operations) through March 31, 1995, FTD incurred costs and expenses (including advanced commissions) of $4,630 in connection with distribution of Americas Government Securities Fund's Class I Shares (Class II Shares were not offered during this period), which amounts were reimbursed by the Fund pursuant to the Plan. FTD had informed the Funds that it had no unreimbursed expenses under the Plans at March 31, 1995. In the event that any Plan is terminated, the Trust will not be liable to FTD for any unreimbursed expense that have been carried forward from previous months or years. During the fiscal year ended March 31, 1995, FTD spent, with respect to Growth and Income Fund, the following amounts on: compensation to dealers $6,148; sales promotion $130,769; sales materials $-0-; printing $95,785; advertising $429,842; and wholesaler commissions $665; and with respect to Infrastructure Fund, the following amounts on: compensation to dealer $22,699; sales promotion $142,589; sales materials $ -0-; printing $98,041; advertising $700,934; and wholesaler commission $2,637. During the period from June 27, 1994 (commencement of operation) through March 31, 1995, FTD spent, with respect to Americas Government Securities Fund, the following amounts on: compensation to dealers $393; sales promotion $ -0-; sales materials $ -0-; printing $7,766; advertising $ -0-; and wholesaler commissions $310.

         The Distribution Agreement provides that the Principal Underwriter will use its best efforts to maintain a broad and continuous distribution of each Fund's Shares among bona fide investors and may sign selling agreements with responsible dealers, as well as sell to individual investors. The Shares are sold only at the Offering Price in effect at the time of sale, and each Fund receives not less than the full net asset value of the Shares sold. The discount between the Offering Price and the net asset value of a Fund's Shares may be retained by the Principal Underwriter or it may reallow all or any part of such discount to dealers. During the fiscal year ended March 31, 1995, FTD retained of such discount $22,379 or approximately 10.99% of the gross commissions on sales of Growth and Income Fund and $52,041 or approximately 7.13% of the gross commission on sales of Infrastructure Fund. During the period from June 27, 1994 (commencement of operations) through March 31, 1995, FTD retained $963 or approximately 11.83% of the gross commissions on sales of Americas Government Securities Fund.

         The Distribution Agreement provides that each Fund shall pay the costs and expenses incident to registering and qualifying its Shares for sale under the Securities Act of 1933 and under the applicable blue sky laws of the jurisdictions in which the Principal Underwriter desires to distribute such Shares, and for preparing, printing and distributing prospectuses and reports to Shareholders. The Principal Underwriter pays the cost of printing additional copies of prospectuses and reports to Shareholders used for selling purposes. (The Funds pay costs of preparation, set-up and initial supply of their prospectuses for existing Shareholders.)

         The Distribution Agreement is subject to renewal from year to year in accordance with the provisions of the 1940 Act and terminates automatically in the event of its assignment. The Distribution Agreement may be terminated without penalty by either party upon 60 days' written notice to the other, provided termination by the Trust shall be approved by the Board of Trustees or a majority (as defined in the 1940 Act) of the Shareholders. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Distribution Agreement, in the absence of willful
misfeasance,   bad  faith,   gross  negligence  or  reckless  disregard  of  its
obligations.

         FTD is the principal underwriter for the other Templeton Funds.

                             DESCRIPTION OF SHARES

         The Shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect to that Fund and of that Fund's part of general liabilities of the Trust in the proportion that the total net assets of the Fund bear to the total net assets of both Funds. The net asset value of a Share of a Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on Shares of a Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of each Fund will be entitled, out of assets of the Trust available for distribution, to the assets belonging to that particular Fund.

         The Trust Instrument provides that the holders of not less than two-thirds of the outstanding Shares of the Funds may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding Shares of the Trust.

         The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                            PERFORMANCE INFORMATION


         The Funds may, from time to time, include their total return, and Americas Government Securities Fund may include its yield, in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Funds over periods of one, five, or ten years (up to the life of a Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return for the one-year period ended March 31, 1995 and for the period from March 14, 1994 (commencement of operations) through March 31, 1995 was 1.43% and -4.40% for Growth and Income Fund and -5.41 and -10.84% for Infrastructure Fund. The total return for the period from June 27, 1994 (commencement of operations) through March 31, 1995, on an annualized basis, was -5.49% for Americas Government Securities Fund. The total return for the period from May 8, 1995 (commencement of operations) through September 30, 1995 on an annualized basis was -1.20% for Greater European Fund and 2.20% for Latin American Fund.


         Quotation of yield for Americas Government Securities Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC, less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2 [(A-B +1)6 - 1]
                                  cd

                  where,

                  a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
                  c = the average daily number of Shares outstanding
                      during the period that were entitled to receive dividends, and
                  d = the maximum offering price per Share on the last
                      day of the period.

         Americas Government Securities Fund's yield for the 30-day period ended March 31, 1995 was 6.60%.

         Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for a Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, each Fund and its Investment Manager may also refer to the following information:

(1)      The  Investment   Manager's  and  its   affiliates'   market  share  of
         international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley
         Capital International or a similar financial organization.

(3)      The capitalization of U.S. and foreign stock markets as
         prepared or published by the International Finance
         Corporation,   Morgan  Stanley  Capital   International  or  a  similar
         financial organization.

(4)      The geographic distribution of the Fund's portfolio.

(5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical
         Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12)     Quotations  from  the  Templeton   organization's   founder,  Sir  John
         Templeton,* advocating the virtues of diversification and long-term investing, including the following:

         o "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

         o         "Diversify by company, by industry and by country."

         o         "Always maintain a long-term perspective."

         o         "Invest for maximum total real return."

         o         "Invest - don't trade or speculate."

         o "Remain flexible and open-minded about types of investment."

         o         "Buy low."

         o "When buying stocks, search for bargains among quality stocks."

         o         "Buy value, not market trends or the economic outlook."

         o "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         o         "Do your homework or hire wise experts to help you."

         o         "Aggressively monitor your investments."

         o         "Don't panic."

         o         "Learn from your mistakes."

         o         "Outperforming the market is a difficult task."
--------
         * Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Fund's Board on April 16, 1995. He is no longer involved with the investment management process.

         o "An investor who has all the answers doesn't even understand all the questions."

         o         "There's no free lunch."

         o "And now the last principle: Do not be fearful or negative too often."

         In addition, each Fund and the Investment Managers may also refer to the number of Shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                              FINANCIAL STATEMENTS


         The financial statements contained in the Annual Report to Shareholders of Growth and Income Fund, Infrastructure Fund and Americas Government
Securities Fund, each dated March 31, 1995, are incorporated herein by reference. The financial statements (unaudited) dated September 30, 1995 for Greater European Fund and Latin America Fund are included herewith.

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights

Per share operating performance
(For a share outstanding throughout the period)

                                                                                               Class I
                                                                                             May 8, 1995
                                                                                     (commencement of operations)
                                                                                                  to
                                                                                    September 30, 1995 (unaudited)
Net asset value, beginning of period                                                     $     10.00

Income for investment operations:
    Net investment income                                                                        .06
    Net realized and unrealized gain                                                            (.18)
Total from investment operations                                                                (.12)

Change in net asset value                                                                       (.12)

Net asset value, end of period                                                           $      9.88

Total Return*                                                                                  (1.20)%

Ratios/supplemental data
Net assets, end of period (000)                                                           $    2,946
Ratio of expenses to average net assets                                                         4.58%   **
Ratio of expenses, net of reimbursement, to
  average net assets                                                                            1.85%   **
Ratio of net investment income to average net assets                                            3.22%   **


*Total return does not reflect sales commissions.  Not annualized.
**Annualized.


See Notes to Financial Statements

TEMPLETON GREATER EUROPEAN FUND
                              Financial Highlights

                        Per share operating performance
                (For a share outstanding throughout the period)


                                                            Class II
                                                   ---------------------------
                                                               May 8, 1995
                                                   (commencement of operations)
                                                               to
                                                        September 30, 1995
                                                            (unaudited)
                                                  ----------------------------

Net asset value, beginning of period                     $  10.00
                                                  -----------------------------
Income for investment operations:
    Net investment income                                     .08
    Net realized and unrealized gain                         (.22)
                                                  ----------------------------
Total from investment operations                             (.14)
                                                  ----------------------------
Change in net asset value                                    (.14)
                                                  ----------------------------
Net asset value, end of period                          $    9.86
                                                  ============================
TOTAL RETURN*                                               (1.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                         $   1,136
Ratio of expenses to average net assets                      5.23%   **
Ratio of expenses, net of reimbursement, to
  average net assets                                         2.50%   **
Ratio of net investment income to average net assets         2.77%   **


*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED.
**ANNUALIZED.



                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GREATER EUROPEAN FUND
Investment Portfolio, September 30, 1995 (unaudited)


Industry Issue                                           Country                       Shares          Value
COMMON STOCKS:  40.6%
Automobiles:  3.6%
              Peugeot SA                                 Fr.                                      560   $     76,555
              Volkswagen AG                              Ger.                                     222         71,929
                                                                                                             148,484
Banking:  1.9%
               Deutsche Bank AG                          Ger.                                   1,589         75,703
Building Materials & Components:  1.6%
               Anglian Group PLC                         U.K.                                  32,500         63,141
Business & Public Services:  4.7%
               Ecco SA                                   Fr.                                      440         76,506
               Lex Service PLC                           U.K.                                  20,700        115,089
                                                                                                             191,595
Construction & Housing:  3.9%
                European Techniki                        Gr.                                    7,100         71,396
                Raine PLC                                U.K.                                 257,900         89,618
                                                                                                             161,014
Electronic Components & Instruments:  2.6%
                 BICC                                    U.K.                                  22,610        107,852
Energy Sources:  3.6%
                  Societe Elf Aquitane SA                Fr.                                    1,020         68,849
                  Total SA, B                            Fr.                                    1,280         77,481
                                                                                                             146,330
Insurance:  1.8%
                   Muenchener Rueckversicherungs-
                   Gesellschaft                          Ger.                                      41         74,081
Merchandising:  2.9%
                    Karstadt AG                          Ger.                                     165         73,205
                    W.H. Smith Group                     U.K.                                   7,400         43,048
                                                                                                             116,253
Metals & Mining:  3.6%
                    Bohler Uddeholm AG, 144a             Aut.                                     488         34,873
                    Pechiney SA, invt. ctf.              Fr.                                      634         40,567
                    Vallourec                            Fr.                                    1,600         69,226
                                                                                                             144,666
Telecommunications:  4.3%
                     Alcatel Cable SA                    Fr.                                    1,220         67,406
                      Tele Danmark AS, B                 Den.                                   2,050        105,948
                                                                                                             173,354
Textiles & Apparel:  2.6%
                       Dawson International PLC          U.K.                                  55,500        107,825

Utilities-Electrical & Gar:  1.7%
                       VEBA AG                           Ger.                                   1,794         71,120
Wholesale & International Trade:  1.8%
                        Computer 2000 AG                 Ger.                                     210   $     73,698
Total Common Stocks (cost $1,717,868)                                                                      1,655,116
PREFERRED STOCKS:  3.4%
                         Baumax AG, pfd.                 Aut.                                   1,860         72,752
                          Krones AG Herman Kronseder
                           Maschinen Fabrik, pfd.        Ger.                                     174         66,970
Total Preferred Stocks (cost $151,403)                                                                       139,722




                                                                                        Principal in
                                                                                           Local
                                                                                        Currenty*
SHORT TERM OBLIGATIONS:  68.1% (cost $2,778,817)
            U.S. Treasury Bills, 5.16% to 5.37% with         U.S.                           2,791,000      2,779,589
                  maturities to 11/16/95
Total Investments:  112.1% (cost $4,648,088)                                                               4,574,427
Other Assets, less liabilities:  (12.1%)                                                                   (492,312)
Total net Assets:  100.0%                                                                              $   4,082,115



*Currency of country indicated.



                         Notes to Financial Statements.

TEMPLETON GREATER EUROPEAN FUND
Financial Statements


Statement of Assets and Liabilities                   Statement of Operations
September 30,1995 (unaudited)                         for the period May 8,1995
                                                      (commencement of operations)
                                                      to September 30,1995(unaudited)
Assets:                                               Investment income:
(nvestments in securities, at value                   (net of $520 foreign taxes withheld)
(identified cost $4,648,088)          $   4,574,427   Dividends                              $    2,945
Receivables:                                          Interest                                   43,868
Fund shares sold                             51,722   Total income                                       $ 46,813
Dividends and interest                          607
Expense reimbursement                        10,520   Expenses:
Unamortized organization costs               59,150   Management fees (Note 3)                   6,819
Total assets                              4,696,426   Administrative fees (Note 3)               1,364
                                                      Distribution fees (Note 3)
Liabilities:                                          Class I                                    2,016
Payables:                                             Class II                                   3,372
Investment securities purchased             582,002   Transfer agent fees (Note 3)                 625
Fund shares redeemed                          1,012   Custodian fees                               500
Accrued expenses                             31,297   Reports to shareholders                   13,250
Total liabilities                           614,311   Audit fees                                 4,000
Net assets, at value                  $   4,082,115   Legal fees (Note 3)                          500
                                                      Registration and filing fees               4,665
Net assets consist of:                                Trustees' fees and expenses                1,500
Undistributed net investment income   $      27,805   Amortization of organization costs         5,075
Net unrealized depreciation                (73,661)   Other                                        275
Accumulated net realized loss              (18.835)   Total expenses                            43,961
Net capital paid in on shares of                      Less expenses reimbursed (Note 3)        (24,953)
beneficial interest                       4,146,806   Total expenses less reimbursement                     19,008
Net assets, at value                  $   4,082,115
                                                      Net investment income                                 27,805
Class I:
Net asset value per share                             Realized and unrealized gain (loss):
($2,945,590/298,127                                   Net realized gain (loss) on:
shares outstanding)                   $        9.88   Investments                                  46
                                                      Foreign currency transactions           (18,881)
Maximum offering price                                                                        (18,835)
($9.88/94.25%)                       $       10.48   Net unrealized depreciation
                                                      on investments                          (73,661)
Class II:                                             Net realized and unrealized loss                    (92,496)
Net asset value per share
($1,136,525/115,311                                  Net decrease in net assets
shares outstanding)                   $        9.86   resulting from operations                        $  (64,691)
Maximum offering price
($9.86/99.00%)                        $        9.96




                         See Notes to Financial Statements.

TEMPLETON GREATER EUROPEAN FUND
Financial Statements (cont.)

Statement of Changes In Net Assets

                                                                                             May 8, 1995
                                                                                     (commencement of operations)
                                                                                                  to
                                                                                    September 30, 1995 (unaudited)
Increase(decrease) in net assets:
  Operations:
     Net investment income                                                              $         27,805
     Net realized loss on investment and foreign currency
     transactions                                                                                (18,835)
     Net unrealized depreciation                                                                 (73,661)
         Net decrease in net assets resulting from operations                                    (64,691)


Fund share transactions (Note 2)
      Class I                                                                                  2,993,213
      Class II                                                                                 1,153,593

         Net increase in net assets                                                            4,082,115

Net assets:
  Beginning of period
  End of period                                                                          $     4,082,115


See Notes to Financial Statements

TEMPLETON GREATER EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  SUMMARY OF ACCOUNTING POLICIES

Templeton Greater European Fund (the Fund) is a separate series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

A.  SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B.  FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C.  INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D.  UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2.  TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized ($.01 par value).
Transactions in the Fund's shares were as follows:

                                    CLASS I
                          FOR THE PERIOD MAY 8, 1995
                     (COMMENCEMENT OF OPERATIONS) THROUGH
                              SEPTEMBER 30, 1995


                                    SHARES                   AMOUNT

     SHARES SOLD                   318,661                 $3,199,580
     SHARES REDEEMED               (20,534)                  (206,367)
                                   --------                 ---------
     NET INCREASE                  298,127                 $2,993,213
                                   =======                 ==========



                                    CLASS II
                          FOR THE PERIOD MAY 8, 1995
                     (COMMENCEMENT OF OPERATIONS) THROUGH
                              SEPTEMBER 30, 1995

                                             SHARES                   AMOUNT

            SHARES SOLD                     115,311                 $1,153,593
            SHARES REDEEMED                   --                         --
                                              --                         --
            NET INCREASE                    115,311                 $1,153,593
                                            =======                 ==========


Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 49,955 Class I shares and 49,955 Class II shares as of September 30, 1995.

3.  INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Galbraith & Hansberger Ltd. (TGH), Templeton Global Investors, Inc.
(TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGH equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGH and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.85% and 2.50% of average net assets of Class I and II shares, respectively through December 31, 1995. The amount of the reimbursement for the period ended September 30, 1995 is set forth in the Statement of Operations. For the period ended September 30, 1995, FTD paid net commissions of $3,817 from the sale of the Fund's shares and FTIS received fees of $625.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1995, these unreimbursed expenses were $39,055. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. There were no contingent deferred sales charges paid to FTD for the period ended September 30, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $500 for the period ended
September 30, 1995.

4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1995 aggregated $1,869,270 and $0, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At  September  30,  1995,  the  aggregate  gross  unrealized   appreciation  and
depreciation of portfolio securities based on cost for federal income tax purposes, was as follows:

         Unrealized appreciation                     $  6,560
         Unrealized depreciation                      (80,221)
                                                      --------
         Net unrealized depreciation                 $(73,661)
                                                     =========

TEMPLETON LATIN AMERICA FUND
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                Class I
                                                    ------------------------
                                                              May 8, 1995
                                                    (commencement of operations)
                                                                 to
                                                          September 30, 1995
                                                             (unaudited)
                                                       -------------------------
Net asset value, beginning of period                        $    10.00
                                                            --------------

Income for investment operations:
    Net investment income                                          .06
    Net realized and unrealized gain                               .16
Total from investment operations                                   .22
                                                            -------------
Change in net asset value                                          .22
                                                            -------------
Net asset value, end of period                              $    10.22
                                                            =============
TOTAL RETURN*                                                     2.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                             $    3,308
Ratio of expenses to average net assets                           4.98%   **
Ratio of expenses, net of reimbursement, to
  average net assets                                              2.35%   **
Ratio of net investment income to average net assets              2.63%   **


*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.  NOT ANNUALIZED.
**ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS

TEMPLETON LATIN AMERICA FUND
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                              Class II
                                                  -----------------------------
                                                              May 8, 1995
                                                    (commencement of operations)
                                                               to
                                                         September 30, 1995
                                                              (unaudited)
                                                       ------------------------
Net asset value, beginning of period                        $   10.00
                                                       -----------------------

Income for investment operations:
    Net investment income                                         .05
    Net realized and unrealized gain                              .14
Total from investment operations                                  .19
                                                       ------------------------
Change in net asset value                                         .19
                                                       ------------------------
Net asset value, end of period                             $    10.19
                                                       ========================
TOTAL RETURN*                                                    1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                            $      871
Ratio of expenses to average net assets                          5.63%   **
Ratio of expenses, net of reimbursement, to
  average net assets                                             3.00%   **
Ratio of net investment income to average net assets             1.99%   **


*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED.
**ANNUALIZED.



                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Investment Portfolio, September 30, 1995(unaudited)


Industry       Issue                                     Country          Shares     Value

COMMON STOCKS:12.5%
Beverages & obacco: 1.2%

       Cristalerias de Chile SA, ADR                     Chil.            2,000   $ 49,500

Building Materials & Components: 2.9%
       Corcemar Corp.                                    Arg.             9,200     40,022
       Mirgor Comercial Industrial Financiera Inmobiliari
        Agropecuaria, ADR,144a                           Arg.            34,000     80,750
                                                                                  120,772
Construction & Housing:1.8%
       Empresas ICA Sociedad Controladora SA, ADR        Mex.             6,700    77,050

Energy Sources:1.2%
       Transportadora de Gas del Sur SA, ADR B           Arg.             4,800    50,400

Food & Household Products: 2.9%
       Grupo Embotellador de Mexico SA, B                Mex.             14,500   84,091
       Herdez SA de CV, A                                Mex.            150,000   38,558
                                                                                  122,649

Metals & Mining:  1.3%
       Companhia Siderurgica Nacional                    Braz.         2,000,000   52,883


Utilities-Electrical & Gas:1.2%
       Cia Energetica de Minas Gerais, ADR               Braz.             2,200   49,168
Total Common Stocks (cost $509,094)                                               522,422


PREFERRED STOCKS: 5.3%
       Banco Bradesco SA, pfd.                           Braz.         5,000,000   47,741

       Petrobras-Petroleo Brasileiro SA, pfd.            Braz.           480,000   50,621
       Telebras-Telecomunicacoes Brasileiras SA,pfd.,ADR Braz.             1,300   61,669
       Telesp-Telecomunicoes de Sao Paulo SA, pfd.      Braz.           380,000   62,320
Total Preferred Stocks (costs $204,051)                                           222,351


                                                            Principal in
                                                           Local Currency*

SHORT TERM OBLIGATIONS: 82.6% (cost $3,451,375)
       U.S. Treasury Bills, 5.16% to 5.41 % with
        maturities to 11/24/95                           U.S.          3,467,000 3,452,343

Total Investments:100.4% (cost:$4,164,520)                                       4,197,116
Other Assets, less liabilities: (0.4)%                                             (18,586)
Total Net Assets:100.0%                                                        $ 4,178,530


*Currency of country indicated.

                    See Notes to Financial Statements.





TEMPLETON LATIN AMERICA FUND
Financial Statements


Statement of Assets and Liabilities                      Statement of Operations
September 30,1995(unaudited)                             for the period May 8,1995
                                                         (commencement of operations)
                                                         to September 30,1995(unaudited)

Assets:                                                  Investment income:
Investments in securities, at value                        (net of $94 foreign taxes withheld)
  (identified cost $4,164,520)           $   4,197,116     Dividends                              $   6,121
Cash                                               444     Interest                                  42,410
Receivables:                                                  Total income                                    $ 48,531
  Fund shares sold                              65,612
  Dividends and interest                           174   Expenses:
  Expense reimbursement                         11,185     Management fees (Note 3)                   12,136
Unamortized organization costs                  66,502     Administrative fees (Note 3)                1,457
       Total assets                          4,341,033     Distribution fees (Note 3)
                                                             Class I                                   2,562
Liabilities:                                                 Class II                                  2,431
Payables:                                                  Transfer agent fees (Note 3)                1,600
  Investment securities purchased              124,225     Custodian fees                                250
  Fund shares redeemed                          21,482     Reports to shareholders                    14,650
Accrued expenses                                16,796     Audit fees                                  2,250
        Total liabilities                      162,503     Legal fees (Note 3)                         1,500
Net assets, at value                     $   4,178,530     Registration and fling fees                 2,728
                                                           Trustees' fees and expenses                 2,600
Net assets consist of:                                     Amortization of organization costs          5,725
   Undistributed net investment income   $      24,046     Other                                         203
   Net unrealized appreciation                  32,596        Total expenses                          50,092
   Accumulated net realized loss                  (922)   Less expenses reimbursed (Note 3)          (25,607)
   Net capital paid in on shares of                           Total expenses less reimbursement                  24,485
        benefcial interest                   4,122,810
Net assets, at value                     $   4,178,530           Net investment income                           24,046
Class I:                                                 Realized and unrealized gain (loss):
Net asset value per share                                  Net realized gain (loss) on:
   ($3,307,397\323,647                                        Investments                                70
     shares outstanding)                 $       10.22        Foreign currency transactions            (992)
                                                                                                       (922)
Maximum offering price                                   Net unrealized appreciation
   ($10.22\94.25%)                       $       10.84     on investments                             32,596
                                                                 Net realized and unrealized gain                31,674
Class II:
Net asset value per share                                Net increase in net assets
   ($871,133\85,524                                        resulting from operations                          $  55,720
     shares outstanding)                 $       10.19

Maximum offering price
   ($10.19\99.00%)                       $       10.29




                              See Notes to Financial Statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (cont.)

Statement of Changes In Net Assets

                                                                                             May 8, 1995
                                                                                     (commencement of operations)
                                                                                                  to
                                                                                    September 30, 1995 (unaudited)
Increase(decrease) in net assets:
  Operations:
     Net Investment Income                                                              $       24,046
     Net realized loss on investment and foreign currency
     transactions                                                                                (922)
     Net unrealized appreciation                                                                32,596
         Net increase in net assets resulting from operations                                   55,720


Fund share transactions (Note 2)
      Class I                                                                                  3,263,310
      Class II                                                                                             859,500

         Net increase in net assets                                                            4,178,530

Net assets:
  Beginning of period
  End of period                                                                              $ 4,178,530


                       See Notes to Financial Statements.

TEMPLETON LATIN AMERICA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  SUMMARY OF ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

A.  SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B.  FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C.  INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D.  UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2.  TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized ($.01 par value).
Transactions in the Fund's shares were as follows:

                CLASS I
     FOR THE PERIOD MAY 8, 1995
(COMMENCEMENT OF OPERATIONS) THROUGH
         SEPTEMBER 30, 1995
                                                    SHARES         AMOUNT

 SHARES SOLD                                       352,750       $3,560,321
 SHARES REDEEMED                                  (29,103)        (297,011)
                                                  --------        ---------
 NET INCREASE                                      323,647       $3,263,310
                                                   =======       ==========


               CLASS II
     FOR THE PERIOD MAY 8, 1995
(COMMENCEMENT OF OPERATIONS) THROUGH
         SEPTEMBER 30, 1995
                                                    SHARES         AMOUNT

 SHARES SOLD                                        85,633         $860,611
 SHARES REDEEMED                                     (109)          (1,111)
                                                     -----          -------
 NET INCREASE                                       85,524         $859,500
                                                    ======         ========

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 49,955 Class I shares and 50,000 Class
II shares as of September 30, 1995.


3.  INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Galbraith & Hansberger Ltd., (TGH), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGH equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGH and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 2.35% and 3.00% of average net assets of Class I and II shares, respectively through December 31, 1995. The amount of the reimbursement for the period ended September 30, 1995 is set forth in the Statement of Operations. For the period ended September 30, 1995, FTD paid net commissions of $213 from the sale of the Fund's shares and FTIS received fees of $1,600.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1995, these unreimbursed expenses were $56,239. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. There were no contingent deferred sales charges paid to FTD for the period ended September 30, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $1,500 for the period ended September 30, 1995.


4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1995 aggregated $713,145 and $0, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At  September  30,  1995,  the  aggregate  gross  unrealized   appreciation  and
depreciation of portfolio securities based on cost for federal income tax purposes, was as follows:

         Unrealized appreciation                     $  62,800
         Unrealized depreciation                       (30,204)
                                                       -------
         Net unrealized appreciation                 $  32,596
                                                     =========

                                                 OTHER INFORMATION


Item 24.              Financial Statements and Exhibits

                      (a) Financial Statements: Incorporated by reference from the 1995 Annual Report to Shareholders of
                    Templeton Global Rising Dividends Fund,
                    Templeton Global Infrastructure Fund and
                 Templeton Americas Government Securities Fund:

                              Financial Highlights

                              Independent Auditors' Report

                   Investment Portfolios as of March 31, 1995

                              Statements of Assets and Liabilities
                                as of March 31, 1995

                  Statements of Operations for the year ended
                                 March 31, 1995

                              Statements  of  Changes in Net Assets for the year
                                ended March 31, 1995 and the period ended March 31, 1994

                              Notes to Financial Statements


                    Included in the Statement of Additional
                Information for Templeton Greater European Fund
                       and Templeton Latin America Fund:

                              Financial Highlights

                 Investment Portfolios as of September 30, 1995

                              Statements of Assets and Liabilities
                                as of September 30, 1995

                 Statements of Operations for the period ended
                               September 30, 1995

                  Statements of Changes in Net Assets for the
                        period ended September 30, 1995

                              Notes to Financial Statements


                      (b)     Exhibits:

                        (1)               Trust Instrument ****

                        (2)               Bylaws****

                        (3)               Not applicable

                        (4)(A)            Not applicable

                        (5)(A) Investment Management Agreement - **** Templeton Global Rising Dividends Fund

                              (B) Investment Management Agreement - **** Templeton Global Infrastructure Fund

                              (C) Investment Management Agreement - **** Templeton Americas Government
                                          Securities  Fund

                              (D) Sub-Advisory Agreement-Templeton **** Americas Government Securities Fund

                              (E) Investment Management Agreement - Templeton Greater European Fund*

                              (F) Investment Management Agreement - Templeton Latin America Fund*

                        (6)(A)            Amended and Restated Distribution
                                          Agreement*

                              (B)         Form of Dealer Agreement ****

                        (7)               Not applicable

                        (8)               Amended and Restated Custody
                                          Agreement*

                        (9)(A)            Amended and Restated Business
                                          Management Agreement*

                              (B)         Amended and Restated Transfer Agent
                                          Agreement*

                              (C) Form of Sub-Transfer Agent Services Agreement ****

                              (D) Form of Shareholder Sub-Accounting Services Agreement ****

                       (10) Opinion and consent of counsel (filed with Rule 24f-2 Notice)***

                       (11)               Consent of Independent Public
                                           Accountants

                       (12)               Not applicable

                       (13) (A)           Investment Letter**

                       (14)               Not applicable

                       (15)(A)(i) Distribution Plan - Templeton Global Rising Dividends Fund Class I**

                                (ii) Distribution Plan - Templeton Global Rising Dividends Fund Class II**

                           (B)(i) Distribution Plan - Templeton Global Infrastructure Fund Class I**

                                (ii) Distribution Plan - Templeton Global Infrastructure Fund Class II**

                              (C) Distribution Plan - Templeton Americas Government Securities Fund ****

                              (D)(i) Distribution Plan - Templeton Greater European Fund Class I*

                                (ii) Distribution Plan - Templeton Greater European Fund Class II*

                              (E)(i) Distribution Plan - Templeton Latin America Fund Class I*

                                (ii) Distribution Plan - Templeton Latin America Fund Class II*

                       (16) Schedule showing computation of performance quotations provided in response to Item 22 (unaudited) ****

                       (17) Assistant Secretary's Certificate pursuant to Rule 483(b) ****

                       (18)               Form of Multiclass Plan**

                       (27)               Financial Data Schedule

--------------------

*              Filed with Post-Effective Amendment No. 4 to the
               Registration Statement on February 21, 1995.


**             Filed with Post-Effective Amendment No. 5 to the
               Registration Statement on May 1, 1995.

*** Rule 24f-2 Notice filed with the Securities & Exchange Commission on May 26, 1995.

****           Filed with Post-Effective Amendment No. 7 to the
               Registration Statement on July 7, 1995.

Item 25.              Persons Controlled by or Under Common Control with
                      Registrant

                      None.

Item 26.              Number of Record Holders

                      Templeton Growth and Income Fund
                      (formerly Templeton Global Rising Dividends Fund)


                      Shares of Beneficial Interest,  par value $0.01 per share:
                      847 Class I shareholders, 46 Class II shareholders as of September 30, 1995.


                      Templeton Global Infrastructure Fund


                      Shares of Beneficial Interest,  par value $0.01 per share:
                      3,235 Class I shareholders, 104 Class II shareholders as of September 30, 1995.


                      Templeton Americas Government Securities Fund


                      Shares of Beneficial Interest,  par value $0.01 per share:
                      72 Class I shareholders, 0 Class II shareholders as of September 30, 1995.


                      Templeton Greater European Fund


                      Shares of Beneficial Interest,  par value $0.01 per share:
                      308 Class I shareholder, 39 Class II shareholder as of September 30, 1995.


                      Templeton Latin America Fund


                      Shares of Beneficial Interest,  par value $0.01 per share:
                      472 Class I shareholder, 46 Class II shareholder as of September 30, 1995.


Item 27.              Indemnification

                      Reference is made to Article X, Section 10.02 of the Registrant's Trust Instrument, which is filed herewith.

                      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Advisers and their Officers and Directors

                      The business and other connections of Templeton, Galbraith & Hansberger Ltd. (the investment adviser of Templeton Growth and Income Fund, Templeton Greater European Fund, and Templeton Latin America Fund) and Templeton Investment Counsel, Inc. (the investment adviser of Templeton Global Infrastructure Fund and Templeton Americas Government Securities Fund) are described in Parts A and B.

                      For information relating to the investment advisers' officers and directors, reference is made to Forms ADV filed under the Investment Advisers Act of 1940 by Templeton, Galbraith & Hansberger Ltd. and Templeton Investment Counsel, Inc.

Item 29.              Principal Underwriters

                      (a) Franklin Templeton Distributors, Inc. also acts as principal underwriter of shares of Templeton Growth Fund, Inc., Templeton Funds, Inc., Templeton Smaller Companies Growth Fund, Inc., Templeton Income Trust, Templeton Real Estate Securities Fund, Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton American Trust, Inc., Templeton Institutional Funds, Inc., Templeton Global Opportunities Trust, Templeton Variable Products Series Fund, Templeton Variable Annuity Fund, AGE High Income Fund, Inc., Franklin Balance Sheet Investment Fund, Franklin California Tax Free Income Fund, Inc., Franklin California Tax Free Trust, Franklin Custodian Funds, Inc., Franklin Equity Fund, Franklin Federal Money Fund, Franklin Federal Tax-Free Income Fund, Franklin Gold Fund, Franklin International Trust, Franklin Investors Securities Trust,

                              Franklin Managed Trust, Franklin Money Fund,
                              Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Premier Return Fund, Franklin Real Estate Securities Trust, Franklin Strategic Series, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Tax-Advantaged
                              International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax Exempt Money Fund, Franklin Tax-Free Trust, Franklin Templeton Japan Fund, Institutional
                              Fiduciary Trust, Franklin Templeton Money Fund, and Franklin Templeton Global Trust.

                      (b) The directors and officers of FTD are identified below. Except as otherwise indicated, the address of each director and officer is 777 Mariners Island Blvd., San Mateo, CA 94404.

                                                 Positions and                          Positions and
                                                 Offices with                           Offices with
Name                                             Underwriter                            Registrant

Gregory E. Johnson                               President                              None

Charles B. Johnson                               Chairman of the                        Trustee and
                                                 Board and Director                     Vice President

Rupert H. Johnson, Jr.                           Executive Vice                         None
                                                 President and Director

Harmon E. Burns                                  Executive Vice                         None
                                                 President and Director

Edward V. McVey                                  Senior Vice President                  None

Kenneth V. Domingues                             Senior Vice President                  None

Martin L. Flanagan                               Senior Vice President                  Vice President
                                                 and Treasurer

William J. Lippman                               Senior Vice President                  None

Loretta Fry                                      Vice President                         None

Deborah R. Gatzek                                Senior Vice President                  None
                                                 and Assistant Secretary

Richard C. Stoker                                Senior Vice President                  None

Charles E. Johnson                               Senior Vice President                  None
500 East Broward Blvd.
Ft. Lauderdale, FL  33394






James K. Blinn                                   Vice President                         None

Richard O. Conboy                                Vice President                         None

James A. Escobedo                                Vice President                         None

Peter Jones                                      Vice President                         None
700 Central Avenue
St. Petersburg, FL  33701

Philip J. Kearns                                 Vice President                         None

Jack Lemein                                      Vice President                         None

John R. McGee                                    Vice President                         None

Thomas M. Mistele                                Vice President                         Secretary
700 Central Avenue
St. Petersburg, FL  33701

Harry G. Mumford                                 Vice President                         None

Vivian J. Palmieri                               Vice President                         None

Kent P. Strazza                                  Vice President                         None

John R. Trayser                                  Vice President                         None

Leslie M. Kratter                                Secretary                              None

Robert N. Geppner                                Assistant Vice                         None
                                                  President

John R. Kay                                      Assistant Vice                         Vice President
500 East Broward Blvd.                           President
Ft. Lauderdale, FL  33394

Karen DeBellis                                   Assistant Treasurer                    None
700 Central Avenue
St. Petersburg, FL  33701

Philip A. Scatena                                Assistant Treasurer                    None




Item 30.          Location of Accounts and Records

                  The  accounts,  books  and  other  documents  required  to  be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promul-gated thereunder are in the possession of Templeton

                  Global Investors, Inc., 500 East Broward Blvd., Fort Lauderdale, Florida 33394.

Item 31.          Management Services

                  Not Applicable.

Item 32.          Undertakings

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.

                  (d) Registrant undertakes to furnish to each person to whom a Prospectus for a series of the Registrant is provided a copy of the series' latest annual report, upon request and without charge.

                                     SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Petersburg, Florida on the 31st day of October, 1995.

                               TEMPLETON GLOBAL INVESTMENT TRUST



                                           By:_____________________________
                                                 Mark G. Holowesko*
                                                 President

*By: /s/THOMAS M. MISTELE
        Thomas M. Mistele
        attorney-in-fact**



       Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


      Signature                 Title                  Date


__________________            President                 October 31, 1995
Mark G. Holowesko*            (Principal
                              Executive Officer)


__________________            Treasurer                 October 31, 1995
James R. Baio*                (Principal Financial
                              and Accounting Officer)


__________________            Trustee                    October 31, 1995
Charles B. Johnson*







__________________            Trustee                    October 31, 1995
Martin L. Flanagan*


__________________            Trustee                    October 31, 1995
Hasso-G von Diergardt-Naglo*


__________________            Trustee                    October 31, 1995
F. Bruce Clarke*


_________________            Trustee                    October 31, 1995
Betty P. Krahmer*


__________________            Trustee                   October 31, 1995
Fred R. Millsaps*


__________________            Trustee                   October 31, 1995
Andrew H. Hines, Jr.*


__________________            Trustee                   October 31, 1995
Harris J. Ashton*


__________________            Trustee                  October 31, 1995
S. Joseph Fortunato*


__________________            Trustee                  October 31, 1995
Gordon S. Macklin*


__________________            Trustee                  October 31, 1995
Nicholas F. Brady*


__________________            Trustee                 October 31, 1995
John Wm. Galbraith*


*By/s/THOMAS M. MISTELE
      Thomas M. Mistele
      attorney-in-fact**
 ----------------------

          **   Powers of attorney were filed in Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-1A of
Templeton Global Investment Trust (File No. 33-73244), filed on
March 1, 1994.

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of Templeton Global Investment Trust (the "Company"), constitutes and appoints Allan S. Mostoff, Jeffrey L. Steele, William J. Kotapish and Thomas M. Mistele, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Company's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of the, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated:  August 31, 1995


                                                          /s/ JOHN WM. GALBRAITH
                                                              John Wm. Galbraith

                                SECURITIES AND EXCHANGE COMMISSION
                                         WASHINGTON,  D.C. 20549



                                         EXHIBITS FILES WITH

                                POST-EFFECTIVE AMENDMENT NO. 8 TO THE


                                REGISTRATION STATEMENT ON FORM N-1A



                                 TEMPLETON GLOBAL INVESTMENT TRUST

                                        EXHIBIT INDEX



 Exhibit Number                              Name of Exhibit

  (11)                                       Consent of Independent Public
                                              Accountants


  (27)                                       Financial Data Schedule